Registration Nos. 033-54662; 811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 37

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 28

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and complete address of agent for service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐   Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒   On May 1, 2018 pursuant to paragraph (b) of Rule 485.

☐   60 days after filing pursuant to paragraph (a) of Rule 485.

☐   On (date) pursuant to paragraph (a) of Rule 485.

Prospectus Penn Mutual Variable Life Account I May 1, 2018 Cornerstone Variable Universal Life Insurance IV

PROSPECTUS

FOR

CORNERSTONE VUL IV

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2018

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 13 provide tables showing fees and charges under the Policy.

•	Pages 14 to 15 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 17 to 44 provide additional information about the Policy, in question and answer format.

•

Pages 44 to 45 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The Penn Series Funds prospectus that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the relevant Penn Series Funds prospectus carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Five Year No-Lapse Feature — Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Interest Option — In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%.

Transfers — Within limitations, you may transfer investment amounts from one investment account to another and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have an 11 year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.[2]
Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 11 policy years	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) the “maximum surrender charge premium.”[3]

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) $13.67 per $1,000 of specified amount.[3]
Additional Surrender Charges apply if the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the amount of insurance specified in your Policy[4]

Minimum Charge	When the Policy is surrendered.	$1 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 9 or younger at the date of issue or increase.

Maximum Charge	When the Policy is surrendered.	$7 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 60 or older at the date of issue or increase.
Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	$5 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 45 at the date of issue or increase.
Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge

Current Charge	When you make a transfer.	$0.00[5]

Guaranteed Maximum Charge	When you make a transfer.	$10.00
Loans[6]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[7]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[8]

1.	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

2.	The sales charge imposed on premiums (load) is currently reduced to 1.5%.

3.	The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.

4.	The “other surrender charge” under the Policies vary depending on the age of the insured. More information concerning the “other surrender charge” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the specified amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

5.	No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

6.	You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.

7.	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

8.	The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges[1]:

Current Charges	Monthly	Minimum of $0.0093 to maximum of $22.9004, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.3333, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.2628 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly	For first 120 months following policy date, the charges range from a minimum of $0.07 per $1,000 of initial specified amount of insurance for female age 5 or under, up to a maximum of $0.29 per $1,000 of initial specified amount of insurance, for male age 85 or older. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]
Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.18 per $1,000 of initial specified amount of insurance.

Guaranteed Maximum Charges	Monthly	$0.18 per $1,000 of initial specified amount of insurance.
Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[3]
Administrative Charges:	Monthly	$9.00[4]

1.	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in this prospectus.

2.	The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.06 per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.29 per $1,000 of initial specified amount of insurance for males age 74 and older. For months 61 through 120 following the policy date, the charges range from $0.03 per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.15 per $1,000 of initial specified amount of insurance for males age 74 and older. The charge on an additional specified amount of insurance is similarly reduced.

3.	This charge is currently reduced. For policies issued after August 2004, for the first 120 months following the policy date, to 0.45% annually of the first $25,000 of policy value and 0.15% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Charge in this prospectus for additional information about this charge.

4.	The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.
2. Additional Insured Term Insurance Agreement:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0441 to maximum of $3.0371, per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $4.2109, per $1,000 of additional insured term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.2229 per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of additional insured term insurance benefit.
Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
3. Business Accounting Benefit[2] :
Administrative Charges

First eleven years of the Policy	Monthly	$0.03 per $1,000 of original specified amount of insurance.

First eleven years after an increase in the specified amount of insurance	Monthly	$0.03 per $1,000 of increase in specified amount of insurance.
4. Children’s Term Insurance Agreement:
Costof Insurance Charges[1]

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.
5. Disability Waiver of Monthly Deduction:
Costof Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.
6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:
Disability Waiver of Monthly Deduction
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.
Disability Monthly Premium Deposit
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $100 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $100 of the stipulated premium in the Policy.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.
7. Guaranteed Continuation of Policy:
Cost of Insurance	Monthly	$0.01 per $1,000 of specified amount of insurance.
8. Guaranteed Option to Extend Maturity Date:
Cost of Insurance Charges[1]

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	Minimum of $2.80 to maximum of $6.30, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	$0 per $1,000 of net amount at risk.
9. Guaranteed Option to Increase Specified Amount:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Charge for a representative non-tobacco male insured, age 25

Current Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.
10. Guaranteed Withdrawal Benefit Agreement:

Current Charges	Monthly	0.60% annually of the policy value allocated to the Separate Account.

Guaranteed Maximum Charges	Monthly	1.00% annually of the policy value allocated to the Separate Account.
11.Return of Premium Term Insurance:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0244 to maximum of $22.9004, per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $83.3333, per $1,000 of term insurance.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.2628 per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of term insurance.
12. Supplemental Term Insurance Agreement[3]:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0070 to maximum of $22.9004, per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.3333, per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0450 per $1,000 of net amount at risk attributable to the term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk attributable to the term insurance benefit.
Mortality and Expense Risk Face Amount Charge

Current Charges	Monthly	No charge.

Guaranteed Maximum Charge	Monthly	For the first 120 months following policy date, the charges range from a minimum of $0.12 per $1,000 of the term insurance benefit, for female age 5 or under, up to a maximum of $0.34 per $1,000 of the term insurance benefit, for male age 85 or older. A similar charge applies to an increase in the term insurance benefit, for the first 120 months following the increase.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.00 per $1,000 of the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.23 per $1,000 of the term insurance benefit.
13.Supplemental Exchange Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.
14. Overloan Protection Benefit Agreement:
Administrative Charge

Current Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.
15.Accelerated Death Benefit:
Administrative Charge

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Current Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

1.	The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

2.	This rider is not available to all persons. See What Are the Supplemental Benefit Riders That I Can Buy? — Business Accounting Benefit Agreement in this prospectus for additional information.

3.	For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.41%

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.26%	0.01%	0.60%	(2)	0.00%		0.60%	(2)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.22%	0.00%	0.66%		0.00%		0.66%		0.73%
High Yield Bond	0.46%	0.30%	0.02%	0.78%	(2)(3)	0.00%		0.78%	(2)(3)	0.92%
Flexibly Managed	0.70%	0.19%	0.05%	0.94%	(2)	0.00%		0.94%	(2)	0.94%
Balanced	0.00%	0.19%	0.48%	0.67%	(2)	0.00%		0.67%	(2)	0.79%
Large Growth Stock	0.71%	0.25%	0.00%	0.96%		0.00%		0.96%		1.02%
Large Cap Growth	0.55%	0.34%	0.00%	0.89%		0.00%		0.89%		0.89%
Large Core Growth	0.60%	0.26%	0.00%	0.86%		0.00%		0.86%		0.90%
Large Cap Value	0.66%	0.24%	0.00%	0.90%		0.00%		0.90%		0.96%
Large Core Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.26%	0.00%	0.96%		0.00%		0.96%		1.00%
Mid Cap Value	0.55%	0.23%	0.00%	0.78%		0.00%		0.78%		0.83%
Mid Core Value	0.72%	0.30%	0.01%	1.03%	(2)	0.00%		1.03%	(2)	1.11%
SMID Cap Growth	0.75%	0.29%	0.01%	1.05%	(2)	0.01%	(4)	1.06%	(2)(4)	1.07%
SMID Cap Value	0.84%	0.26%	0.00%	1.10%	(5)	0.00%		1.10%	(5)	1.26%
Small Cap Growth	0.74%	0.27%	0.00%	1.01%		0.00%		1.01%		1.13%
Small Cap Value	0.72%	0.25%	0.01%	0.98%	(2)	0.00%		0.98%	(2)	1.02%
Small Cap Index	0.30%	0.35%	0.00%	0.65%		0.00%		0.65%		0.74%
Developed International Index	0.30%	0.52%	0.00%	0.82%		0.00%		0.82%		0.94%
International Equity	0.85%	0.27%	0.00%	1.12%		0.00%		1.12%		1.20%
Emerging Markets Equity	0.92%	0.49%	0.00%	1.41%	(6)	0.00%		1.41%	(6)	1.78%
Real Estate Securities	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.02%
Aggressive Allocation	0.12%	0.19%	0.97%	1.28%	(2)	0.00%		1.28%	(2)	0.40%
Moderately Aggressive Allocation	0.12%	0.17%	0.93%	1.22%	(2)	0.00%		1.22%	(2)	0.34%
Moderate Allocation	0.12%	0.17%	0.86%	1.15%	(2)	0.00%		1.15%	(2)	0.34%
Moderately Conservative Allocation	0.12%	0.18%	0.79%	1.09%	(2)	0.00%		1.09%	(2)	0.35%
Conservative Allocation	0.12%	0.20%	0.73%	1.05%	(2)	0.00%		1.05%	(2)	0.38%

(1)	The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2019. The agreement may be terminated prior to April 30, 2019 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.

(2)	The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(3)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2018. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

(4)	The “Recapture” amount represents the Fund’s reimbursement of the Fund’s investment adviser for previously waived fees and/or expenses reimbursed by the Fund’s investment adviser. Under the Fund’s expense limitation agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three years, but limited to the lesser of (1) the expense cap in effect at the time of the waiver or reimbursement and (2) the expense cap in effect at the time of recapture. Penn Mutual and the Fund’s investment adviser, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

(5)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective October 1, 2017. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

(6)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective June 1, 2017. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized advisers. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, the initial premium payment must be received, and all underwriting and administrative requirements must be met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See Five Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you had increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the specified amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in Appendix B.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the specified amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

If you had increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the specified amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefits That I Can Buy? — Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website at www.pennmutual.com, or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

•	the maximum amount that may be transferred out of the fixed interest option is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the effects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US Mail, containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market variable investment option for up to 60 months. All transfers occur on the 15th of the month. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. Each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Each planned premium allocated to the twelve-month dollar cost averaging fixed account must be at least $600 and the amount transferred each month must be at least $50. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the last insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

What Are the Fees and Charges Under the Policy?

Premium Charge

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Premium Charge — 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, a preferred tobacco, non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the tobacco class (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)	Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased specified amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the specified amount component are shown in Appendix C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

(2)

Mortality and Expense Risk Asset Charge. For policies issued after August 2004, the current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.45% of the first $25,000 of policy value, plus an annual rate of 0.15% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your variable investment accounts.

•	Optional Supplemental Benefit Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

(a)	is 25% of the lesser of (i) the sum of all premiums paid, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)	is an administrative charge based on the initial amount of insurance and the insured’s age at the issue date (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of initial specified amount of insurance); and

(c)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)	is an administrative charge based on the increase in the initial amount of insurance and the insured’s attained age on the effective date of the increase (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of increase in the specified amount of insurance); and

(b)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in the specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1st through 7th	1.00
8th	0.80
9th	0.60
10th	0.40
11th	0.20
12th and later	0.00

If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, during the first eleven policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first eleven policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider specified amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider specified amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the “total guaranteed continuation of policy premium.” The “total guaranteed continuation of policy premium” is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the “total guaranteed continuation of policy premium” is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Additional Insured Term Insurance; Guaranteed Withdrawal Benefit; or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Extend Maturity Date Agreement

This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time prior to age 90. The option to extend the maturity date is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Withdrawal Benefit Rider. This option is subject to the provisions in the Agreement.

Guaranteed Withdrawal Benefit Agreement

This Agreement provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period. You may add the Agreement to your base Policy only at the time you purchase your Policy. Penn Mutual reserves the right to make the availability of this Agreement contingent upon the investment of the entire policy value according to an asset allocation program established by Penn Mutual for the entire period the Agreement is in effect. At the present time, no asset allocation program will be required for this Agreement. If we require an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Agreement. The benefits are subject to the provisions in the Agreement.

The Waiting Period ends on the earlier of:

(a)	the fifteenth policy anniversary; and

(b)	the policy anniversary nearest the Insured’s attainment of age 70.

Guaranteed Withdrawal Period — The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period. The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured’s attainment of age 70 and will end at the Insured’s attainment of age 85. At the time the Guaranteed Withdrawal Period commences, if the Death Benefit Option 2 was in effect, the death benefit option will automatically be changed to Option 1.

Benefit Base — The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below. The Benefit Base is the greater of (a) or (b) below, where:

(a)	is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

(1)	is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and

(2)	is the date at which the Guaranteed Withdrawal Period begins.

(b)	is the value of the Guaranteed Withdrawal Account, as defined below, as of the first day of the Guaranteed Withdrawal Period.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

Guaranteed Withdrawal Account — The Guaranteed Withdrawal Account is defined as (a) minus (b) minus (c) minus (d), where:

(a)	are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, which is currently 0.50% compounded monthly (an effective annual rate of 6%);

(b)	are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;

(c)	is the Guaranteed Withdrawal Benefit No-Lapse Premium, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and

(d)	the outstanding amount of policy indebtedness.

The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the first day of the Guaranteed Withdrawal Period.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

(1)	are the cumulative premiums paid into the Policy;

(2)	is the Maximum Monthly Guaranteed Withdrawal Account Premium, which is equal to 1/12 of the Policy’s guideline annual premium, multiplied by the number of months since the Policy Date; and

(3)	are the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

Guaranteed Annual Withdrawal Amount — The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount. The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, which is currently 10%, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

Effect of Withdrawals on Guaranteed Annual Withdrawal Amount — Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years. Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an “Excess Withdrawal”) will reduce the Guaranteed Annual Withdrawal Amount in subsequent years in a proportional manner. The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

Effect of Withdrawals on Benefit Base — The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner. The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

Guaranteed Withdrawal Benefit No-Lapse Guarantee — Penn Mutual agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date which is the policy anniversary nearest the insured’s attained age 70, if the following conditions are satisfied:

(a)	The Insured is alive;

(b)	The Agreement is in force;

(c)	The Policy has not been surrendered; and

(d)	The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

Remaining Guaranteed Withdrawal Benefit Payments If Policy Lapses Without Value — If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below. In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

Guaranteed Withdrawal Benefit No-Lapse Premium — The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured’s gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this Policy.

Guaranteed Withdrawal Benefit No-Lapse Premium Requirement — The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums. These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement. If the amount required to keep the

Guaranteed Withdrawal Benefit No-Lapse Guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit No-Lapse Guarantee will terminate and cannot be reinstated. The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

Monthly Deduction — While this Agreement is in force, the Monthly Deduction under the Policy will include the Monthly Deduction for this Agreement. The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the subaccounts within the Separate Account. The Guaranteed Withdrawal Benefit Charge is currently equivalent to an annual effective rate of 0.60% of policy value, and the maximum charge is equivalent to an annual effective rate of 1.00% of policy value.

Termination of Agreement — This Agreement will terminate upon:

a)	the policy anniversary nearest the Insured’s attainment of age 85;

b)	surrender of this Policy;

c)	lapse of this Policy and no guaranteed withdrawal benefits are due;

d)	the date of death of the Insured;

e)	withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;

f)	the policy anniversary nearest the Insured’s attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;

g)	an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;

h)	payment of any accelerated death benefit amount; or

i)	the Monthly Anniversary which coincides with or next follows (i) the receipt at Penn Mutual’s home office of a written request by the owner to terminate this Agreement, and (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.

Electing this Agreement Limits the Availability of Other Supplemental Benefit Riders — If you choose this Guaranteed Withdrawal Benefit Agreement, you will not be able to elect the following riders:

•	Accidental Death Benefit;

•	Guaranteed Option to Increase Specified Amount;

•	Guaranteed Continuation of Policy;

•	Return of Premium Term Insurance; or

•	Additional Insured Term Insurance.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthiversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement includes the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement is based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $5,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the

Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policyholder to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the subaccounts of the Separate Account to the fixed income account, which will then be credited with interest;

•	all supplemental agreements attached to the Policy will be terminated, except for the Option to Extend the Maturity Date agreement;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•

The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $250;

•	no more than four partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Section 7702 was amended as a result of U.S. federal tax legislation that was enacted on December 22, 2017. It does not appear that these changes will materially change the definition of life insurance contracts; however, certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax adviser prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Certain Information Reporting

As a result of U.S. federal tax legislation that was enacted on December 22, 2017, new Code section 6050Y creates a new information reporting requirement for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the adviser of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the adviser of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the adviser of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time). Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher

Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Attn: Customer Service Group, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the record date specified by the applicable Fund. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

OTHER INFORMATION

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and the cash value of your policy. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on Hornor, Townsend & Kent, Inc.’s (“HTK”) ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with HTK to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales), 3% on premiums paid during the second through fifteenth policy years, and 2.0% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also advisers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

EXPERTS

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$359
30	F	$75,000	$496
35	M	$75,000	$584
40	F	$100,000	$859
45	M	$100,000	$1,124
50	F	$100,000	$1,185
55	M	$100,000	$1,658
60	F	$75,000	$1,362
65	M	$75,000	$2,156
70	F	$50,000	$1,641

A-1

APPENDIX B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	51	178%	62	126%	73	109%	84	105%
41	243%	52	171%	63	124%	74	107%	85	105%
42	236%	53	164%	64	122%	75	105%	86	105%
43	229%	54	157%	65	120%	76	105%	87	105%
44	222%	55	150%	66	119%	77	105%	88	105%
45	215%	56	146%	67	118%	78	105%	89	105%
46	209%	57	142%	68	117%	79	105%	90	105%
47	203%	58	138%	69	116%	80	105%	91	104%
48	197%	59	134%	70	115%	81	105%	92	103%
49	191%	60	130%	71	113%	82	105%	93	102%
50	185%	61	128%	72	111%	83	105%	94-99	101%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	417.61%	53	240.32%	69	156.24%	85	119.81%
20	699.48%	37	403.76%	54	233.12%	70	152.83%	86	118.55%
21	679.26%	38	390.40%	55	226.22%	71	149.57%	87	117.38%
22	659.36%	39	377.52%	56	219.61%	72	146.49%	88	116.28%
23	639.73%	40	365.11%	57	213.30%	73	143.58%	89	115.23%
24	620.39%	41	353.15%	58	207.25%	74	140.85%	90	114.21%
25	601.33%	42	341.65%	59	201.45%	75	138.30%	91	113.20%
26	582.53%	43	330.57%	60	195.91%	76	135.91%	92	112.17%
27	564.06%	44	319.91%	61	190.60%	77	133.67%	93	111.08%
28	545.97%	45	309.63%	62	185.53%	78	131.57%	94	109.92%
29	528.29%	46	299.75%	63	180.70%	79	129.58%	95	108.65%
30	511.04%	47	290.24%	64	176.09%	80	127.70%	96	107.27%
31	494.24%	48	281.10%	65	171.71%	81	125.91%	97	105.80%
32	477.93%	49	272.29%	66	167.55%	82	124.22%	98	104.25%
33	462.11%	50	263.82%	67	163.60%	83	122.64%	99	102.60%
34	446.78%	51	255.67%	68	159.83%	84	121.17%	100	100.00%
35	431.94%	52	247.84%

Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	468.31%	53	270.97%	69	171.23%	85	122.77%
20	796.54%	37	452.83%	54	262.85%	70	166.87%	86	121.08%
21	771.20%	38	437.93%	55	255.03%	71	162.66%	87	119.50%
22	746.54%	39	423.58%	56	247.50%	72	158.63%	88	118.03%
23	722.57%	40	409.78%	57	240.24%	73	154.80%	89	116.64%
24	699.24%	41	396.51%	58	233.24%	74	151.16%	90	115.32%
25	676.63%	42	383.77%	59	226.46%	75	147.74%	91	114.03%
26	654.62%	43	371.51%	60	219.89%	76	144.52%	92	112.76%
27	633.28%	44	359.71%	61	213.54%	77	141.49%	93	111.49%
28	612.56%	45	348.34%	62	207.41%	78	138.64%	94	110.17%
29	592.47%	46	337.38%	63	201.52%	79	135.95%	95	108.79%
30	572.99%	47	326.82%	64	195.89%	80	133.39%	96	107.34%
31	554.12%	48	316.63%	65	190.51%	81	130.98%	97	105.82%
32	535.83%	49	306.81%	66	185.37%	82	128.71%	98	104.26%
33	518.10%	50	297.34%	67	180.47%	83	126.58%	99	102.60%
34	500.93%	51	288.22%	68	175.76%	84	124.60%	100	100.00%
35	484.36%	52	279.43%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	342.96%	53	206.34%	69	144.93%	85	118.30%
20	567.36%	37	331.98%	54	201.00%	70	142.45%	86	117.35%
21	551.35%	38	321.41%	55	195.91%	71	140.09%	87	116.44%
22	535.65%	39	311.26%	56	191.05%	72	137.84%	88	115.56%
23	520.14%	40	301.52%	57	186.43%	73	135.71%	89	114.71%
24	504.81%	41	292.18%	58	182.01%	74	133.71%	90	113.85%
25	489.67%	42	283.23%	59	177.78%	75	131.84%	91	112.97%
26	474.70%	43	274.66%	60	173.72%	76	130.10%	92	112.04%
27	459.94%	44	266.46%	61	169.84%	77	128.48%	93	111.02%
28	445.46%	45	258.59%	62	166.14%	78	126.96%	94	109.89%
29	431.30%	46	251.07%	63	162.61%	79	125.52%	95	108.65%
30	417.48%	47	243.85%	64	159.26%	80	124.15%	96	107.27%
31	404.05%	48	236.93%	65	156.08%	81	122.84%	97	105.80%
32	391.02%	49	230.29%	66	153.08%	82	121.59%	98	104.25%
33	378.39%	50	223.92%	67	150.23%	83	120.42%	99	102.60%
34	366.17%	51	217.79%	68	147.52%	84	119.32%	100	100.00%
35	354.36%	52	211.94%

Female Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	413.45%	53	247.46%	69	163.93%	85	121.86%
20	700.22%	37	400.10%	54	240.74%	70	160.19%	86	120.34%
21	677.90%	38	387.29%	55	234.28%	71	156.56%	87	118.94%
22	656.20%	39	375.01%	56	228.06%	72	153.07%	88	117.61%
23	635.13%	40	363.24%	57	222.06%	73	149.74%	89	116.35%
24	614.65%	41	351.98%	58	216.25%	74	146.59%	90	125.11%
25	594.81%	42	341.22%	59	210.60%	75	143.63%	91	113.90%
26	575.52%	43	330.93%	60	205.10%	76	140.85%	92	112.70%
27	556.84%	44	321.06%	61	199.75%	77	138.24%	93	111.46%
28	538.74%	45	311.58%	62	194.58%	78	135.78%	94	110.17%
29	521.19%	46	302.46%	63	189.59%	79	133.44%	95	108.79%
30	504.21%	47	293.69%	64	184.82%	80	131.22%	96	107.34%
31	487.80%	48	285.25%	65	180.27%	81	129.11%	97	105.82%
32	471.91%	49	277.11%	66	175.93%	82	127.12%	98	104.26%
33	456.54%	50	269.27%	67	171.78%	83	125.23%	99	102.60%
34	441.67%	51	261.73%	68	167.79%	84	123.48%	100	100.00%
35	427.33%	52	254.46%

APPENDIX C

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Non-Tobacco (Policy Years 1-5)				Non-Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.07	0.07	0.07	0.04	0.04	0.04
25	0.09	0.09	0.09	0.05	0.05	0.05
30	0.10	0.09	0.10	0.05	0.05	0.05
35	0.12	0.11	0.12	0.06	0.06	0.06
40	0.15	0.13	0.14	0.08	0.07	0.07
45	0.18	0.14	0.17	0.09	0.07	0.09
50	0.18	0.16	0.18	0.09	0.08	0.09
55	0.18	0.17	0.18	0.09	0.09	0.09
60	0.21	0.17	0.20	0.11	0.09	0.10
65	0.24	0.17	0.23	0.12	0.09	0.12
70	0.26	0.21	0.25	0.13	0.11	0.13
75	0.27	0.24	0.26	0.14	0.12	0.13
80	0.27	0.24	0.26	0.14	0.12	0.13
85	0.27	0.24	0.26	0.14	0.12	0.13

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Tobacco (Policy Years 1-5)				Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.09	0.08	0.09	0.05	0.04	0.05
25	0.11	0.10	0.11	0.06	0.05	0.06
30	0.13	0.10	0.12	0.07	0.05	0.06
35	0.14	0.12	0.14	0.07	0.06	0.07
40	0.17	0.14	0.16	0.09	0.07	0.08
45	0.20	0.15	0.19	0.10	0.08	0.10
50	0.20	0.17	0.19	0.10	0.09	0.10
55	0.20	0.18	0.20	0.10	0.09	0.10
60	0.23	0.19	0.22	0.12	0.10	0.11
65	0.26	0.20	0.25	0.13	0.10	0.13
70	0.28	0.23	0.27	0.14	0.12	0.14
75	0.29	0.26	0.28	0.15	0.13	0.14
80	0.29	0.26	0.28	0.15	0.13	0.14
85	0.29	0.26	0.28	0.15	0.13	0.14

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.08	0.07	0.08	0.08	0.07	0.08
10	0.08	0.07	0.08	0.08	0.07	0.08
15	0.10	0.08	0.09	0.10	0.08	0.09
20	0.08	0.07	0.08	0.10	0.08	0.10
25	0.10	0.09	0.09	0.12	0.10	0.11
30	0.10	0.09	0.10	0.13	0.10	0.13
35	0.13	0.11	0.12	0.16	0.13	0.15
40	0.15	0.13	0.14	0.19	0.15	0.18
45	0.18	0.15	0.17	0.23	0.17	0.22
50	0.22	0.18	0.21	0.28	0.21	0.27
55	0.28	0.23	0.27	0.29	0.26	0.29
60	0.29	0.28	0.29	0.29	0.29	0.29
65	0.29	0.29	0.29	0.29	0.29	0.29
70	0.29	0.29	0.29	0.29	0.29	0.29
75	0.29	0.29	0.29	0.29	0.29	0.29
80	0.29	0.29	0.29	0.29	0.29	0.29
85	0.29	0.29	0.29	0.29	0.29	0.29

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-2

APPENDIX D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.13	0.12	0.13	0.13	0.12	0.13
10	0.13	0.12	0.13	0.13	0.12	0.13
15	0.15	0.13	0.14	0.15	0.13	0.14
20	0.13	0.12	0.13	0.15	0.13	0.15
25	0.15	0.14	0.14	0.17	0.15	0.16
30	0.15	0.14	0.15	0.18	0.15	0.18
35	0.18	0.16	0.17	0.21	0.18	0.20
40	0.20	0.18	0.19	0.24	0.20	0.23
45	0.23	0.20	0.22	0.28	0.22	0.27
50	0.27	0.23	0.26	0.33	0.26	0.32
55	0.33	0.28	0.32	0.34	0.31	0.34
60	0.34	0.33	0.34	0.34	0.34	0.34
65	0.34	0.34	0.34	0.34	0.34	0.34
70	0.34	0.34	0.34	0.34	0.34	0.34
75	0.34	0.34	0.34	0.34	0.34	0.34
80	0.34	0.34	0.34	0.34	0.34	0.34
85	0.34	0.34	0.34	0.34	0.34	0.34

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

D-1

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2018, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Investment Company Act registration number is 811-05006.

Penn Mutual Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. Cornerstone VUL IV is issued by The Penn Mutual Life Insurance Company on Policy Form VU-01(S) and VU-01(U) and state variations thereof. © 2018 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com PM8436 05/18

PennMutual

Prospectus

Penn Mutual
Variable Life Account I

May 1, 2018

Diversified Growth
Variable Universal Life

PROSPECTUS

FOR

DIVERSIFIED GROWTH VUL

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides options in a Fixed Account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Please note that the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2018

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the flexible premium adjustable variable life insurance policy (the “Policy”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 13 provide tables showing fees and charges under the Policy.

•	Pages 14 to 15 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 17 to 44 provide additional information about the Policy, in question and answer format.

•

Pages 44 to 45 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds to which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

•	Appendix E, which is at the end of the prospectus and is referred to in the prospectus, describes the Fixed Account Options which are available under the Policy.

**********

The prospectus of the Penn Series Funds that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the prospectus carefully before you invest.

2

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a variety of fixed interest options where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

No-Lapse Feature — If the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. The specified period will in any case be no less than 5 years. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Account Options — In addition to the investment options described above, the Policy allows you to allocate your policy value to a variety of Fixed Account Options which are described in Appendix E.

Transfers — Within limitations, you may transfer investment amounts from one investment option to another and to and from the Fixed Account Options. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be in-force at the same time. For Traditional Loans, funds will be transferred from the investment options or the Fixed Account Options into a loan account. Interest on Traditional Loans will be charged at a rate of 4.0% and is payable at the end of each policy year. Indexed Loans are described in Appendix E. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” You may make partial withdrawals (subject to limitations) from your net cash surrender value.

3

Taxes — Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 9 policy years or within 9 years of an increase in the specified amount of insurance.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. A comprehensive discussion of the investment risks of each of the funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 9 policy years or within 9 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have a 9-year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

4

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.[2]
Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium”, and (iii) $45.00 per $1,000 of specified amount.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of specified amount[3], and (iii) $45.00 per $1,000 of specified amount.
Partial Surrender Charge	When you partially surrender your Policy.	Partial surrenders: Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge

Maximum Charge	When you make a transfer.	$10.00

Current Charge	When you make a transfer.	$0.00[4]

Traditional Loans[5]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[6]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[7]

Indexed Loans[8]	End of each policy year.	Annual rate of 6.0%
Gross Interest Charge

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

2	The sales charge imposed on premiums (load) is currently reduced to 1.5%.

3	The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the second policy year and continuing through the ninth policy year, the deferred sales charge decreases each year, after which there is no longer a charge. The surrender charge shown may not be representative of the charge you would pay.

4	No transaction fee is currently imposed for making a transfer among Funds and/or the Fixed Account Options. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

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5	You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account Options on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.

6	“Net Interest Charge” for a Traditional Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

7	The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

8	You may borrow up to 95% of your cash surrender value allocated to the Indexed Fixed Account. The minimum amount you may borrow is $250. The amount borrowed under the Indexed Loan option remains in the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Indexed Fixed Account segment. See What Is a Policy Loan? in this prospectus and Appendix E for additional information about Policy Loans.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the Funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges[1]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.10 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly	For first 120 months following the policy date or an increase in a policy’s specified amount, the charges range from a maximum of $0.95 per $1,000 of specified amount of insurance, to a minimum of $0.12 per $1,000 of specified amount of insurance.[2]

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.29 per $1,000 of initial specified amount of insurance.

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Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Current Charge	Monthly	For the first 60 months following the policy date or an increase in the specified amount, $0.26 per $1,000 of initial specified amount of insurance. For months 61 through 120 following the policy date or an increase in the specified amount, $0.13 per $1,000 of initial specified amount of insurance.
Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[3]
Administrative Charges:	Monthly	$9.00[4]

1.	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in this prospectus.

2.	The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial specified amount of insurance to $0.93 per $1,000 of initial specified amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial specified amount of insurance up to $0.47 per $1,000 of initial specified amount of insurance. In New York, the mortality and expense risk face amount charges during months 61 through 120 are currently zero. The charge on an additional specified amount of insurance is similarly reduced.

3.	This charge is currently reduced, for the first 120 months following the policy date, to 0.35% annually of the first $25,000 of policy value and 0.05% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change in this prospectus for additional information about this charge.

4.	The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

The mortality and expense risk face amount charges vary depending on the individual circumstances of the insured. All charges shown in these tables which are based on the individual circumstances of an insured may not be representative of the charge you would pay. Information concerning your charge is available upon request from our administrative offices.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:
Cost of Insurance Charges[1]
Current and Maximum Charges	Monthly	Maximum of $0.11 to minimum of $0.05, per $1,000 of accidental death benefit.
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charges	Monthly	$0.06 per $1,000 of accidental death benefit.
2. Additional Insured Term Insurance Agreement:
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.04 per $1,000 of additional insured term insurance benefit.
Current Charges	Monthly	Maximum of $83.33 to minimum of $0.03 per $1,000 of additional insured term insurance benefit.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.19 per $1,000 of additional insured term insurance benefit.
Current Charge	Monthly	$0.15 per $1,000 of additional insured term insurance benefit.
Administrative Charges
First year of Agreement and first year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
3. Business Accounting Benefit[2]:
First nine years of the Policy and first nine years after an increase in the specified amount of insurance	Monthly	$0.03 per $1,000 of original or increase in specified amount of insurance.
4. Children’s Term Insurance Agreement:
Cost of Insurance Charges[1]
Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.
Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
5. Disability Waiver of Monthly Deduction:
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $1,000 of net amount at risk.
Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.
6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:
Disability Waiver of Monthly Deduction
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $100 of net amount at risk.
Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $100 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.
Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.
Disability Monthly Premium Deposit
Cost of Insurance Charges[1]
Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
7. Extended No-Lapse Guarantee Rider:[4]
Cost of Insurance Charges
Current and Maximum Charge	Monthly	Maximum of $0.12 to minimum of $0.04 per $1,000 of specified amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Agreements.
Charge for representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.12 per $1,000 of specified amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Term Insurance Agreements.
8. Cash Value Enhancement Rider[2]:
Current and Maximum Charge	Monthly	$0.20 per $1,000 of specified amount for the first 60 policy months.
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.20 per $1,000 of specified amount for the first 60 policy months.
9. Guaranteed Option to Increase Specified Amount:
Cost of Insurance Charges[1]
Current and Maximum Charge	Monthly	Maximum of $0.15 to minimum of $0.04 per $1,000 of guaranteed option amount.
Charge for a representative non-tobacco male insured, age 25
Current and Maximum Charge	Monthly	$0.11 per $1,000 of guaranteed option amount.
10.Return of Premium Term Insurance:
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of term insurance.
Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of term insurance.

10

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non- tobacco male insured, age 45
Maximum Charge	Monthly	$0.22 per $1,000 of term insurance.
Current Charge	Monthly	$0.10 per $1,000 of term insurance.
11.Supplemental Term Insurance Agreement[3] :
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered.

The Maximum Deferred Sales Charge for the policy is modified for this agreement as follows:

90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium[3]”, and (iii) $45.00 per $1,000 of the specified amount of the policy plus Term Insurance Benefit.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of the specified amount of the policy plus the Term Insurance Benefit[3], and (iii) $45.00 per $1,000 of the specified amount of the policy plus the Term Insurance Benefit.
Cost of Insurance Charges[1]
Current and Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk attributable to the term insurance benefit.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk attributable to the term insurance benefit.
Current Charge	Monthly	$0.13 per $1,000 of net amount at risk attributable to the term insurance benefit.
Mortality and Expense Risk Face Amount Charge
Current and Maximum Charges	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $0.93 per $1,000 of the term insurance benefit to a minimum of $0.11 per $1,000 of the term insurance benefit.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.26 per $1,000 of the term insurance benefit.
12.Supplemental Exchange Agreement:
Current and Maximum Charges	Monthly	No charge.
13.Overloan Protection Benefit Agreement:
Current and Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.
14.Accelerated Death Benefit:
Current and Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.
15.Chronic Illness Accelerated Benefit:
Current and Maximum Charge	No charge	No charge

1.	The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

2.	This rider is not available to all persons. See What Are the Supplemental Benefit Riders That I Can Buy? — Business Accounting Benefit Agreement or What Are the Supplemental Benefit Riders That I Can Buy? — Cash Value Enhancement Rider in this prospectus for additional information.

3.	For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.

4.

While the Extended No-Lapse Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month. This rider is no longer available on newly issued policies in New York, effective April 2nd, 2018.

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The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.41%

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The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.26%	0.01%	0.60%	(2)	0.00%		0.60%	(2)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.22%	0.00%	0.66%		0.00%		0.66%		0.73%
High Yield Bond	0.46%	0.30%	0.02%	0.78%	(2)(3)	0.00%		0.78%	(2)(3)	0.92%
Flexibly Managed	0.70%	0.19%	0.05%	0.94%	(2)	0.00%		0.94%	(2)	0.94%
Balanced	0.00%	0.19%	0.48%	0.67%	(2)	0.00%		0.67%	(2)	0.79%
Large Growth Stock	0.71%	0.25%	0.00%	0.96%		0.00%		0.96%		1.02%
Large Cap Growth	0.55%	0.34%	0.00%	0.89%		0.00%		0.89%		0.89%
Large Core Growth	0.60%	0.26%	0.00%	0.86%		0.00%		0.86%		0.90%
Large Cap Value	0.66%	0.24%	0.00%	0.90%		0.00%		0.90%		0.96%
Large Core Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.26%	0.00%	0.96%		0.00%		0.96%		1.00%
Mid Cap Value	0.55%	0.23%	0.00%	0.78%		0.00%		0.78%		0.83%
Mid Core Value	0.72%	0.30%	0.01%	1.03%	(2)	0.00%		1.03%	(2)	1.11%
SMID Cap Growth	0.75%	0.29%	0.01%	1.05%	(2)	0.01%	(4)	1.06%	(2)(4)	1.07%
SMID Cap Value	0.84%	0.26%	0.00%	1.10%	(5)	0.00%		1.10%	(5)	1.26%
Small Cap Growth	0.74%	0.27%	0.00%	1.01%		0.00%		1.01%		1.13%
Small Cap Value	0.72%	0.25%	0.01%	0.98%	(2)	0.00%		0.98%	(2)	1.02%
Small Cap Index	0.30%	0.35%	0.00%	0.65%		0.00%		0.65%		0.74%
Developed International Index	0.30%	0.52%	0.00%	0.82%		0.00%		0.82%		0.94%
International Equity	0.85%	0.27%	0.00%	1.12%		0.00%		1.12%		1.20%
Emerging Markets Equity	0.92%	0.49%	0.00%	1.41%	(6)	0.00%		1.41%	(6)	1.78%
Real Estate Securities	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.02%
Aggressive Allocation	0.12%	0.19%	0.97%	1.28%	(2)	0.00%		1.28%	(2)	0.40%
Moderately Aggressive Allocation	0.12%	0.17%	0.93%	1.22%	(2)	0.00%		1.22%	(2)	0.34%
Moderate Allocation	0.12%	0.17%	0.86%	1.15%	(2)	0.00%		1.15%	(2)	0.34%
Moderately Conservative Allocation	0.12%	0.18%	0.79%	1.09%	(2)	0.00%		1.09%	(2)	0.35%
Conservative Allocation	0.12%	0.20%	0.73%	1.05%	(2)	0.00%		1.05%	(2)	0.38%

(1)	The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2019. The agreement may be terminated prior to April 30, 2019 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.

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(2)	The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(3)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2018. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

(4)	The “Recapture” amount represents the Fund’s reimbursement of the Fund’s investment adviser for previously waived fees and/or expenses reimbursed by the Fund’s investment adviser. Under the Fund’s expense limitation agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three years, but limited to the lesser of (1) the expense cap in effect at the time of the waiver or reimbursement and (2) the expense cap in effect at the time of recapture. Penn Mutual and the Fund’s investment adviser, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

(5)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective October 1, 2017. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

(6)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective June 1, 2017. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the Funds listed on the first page of this prospectus) and to the Fixed Account Options where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized advisers. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, the initial premium payment must be received, and all underwriting and administrative requirements must be met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The policy specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460,312 West Route 38, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

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You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

No-Lapse Feature

Your Policy will remain in force during the no-lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no-lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate ( i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one of the Fixed Account Options to a subaccount of the Separate Account, or from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

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For each subaccount of the Separate Account, the value of an accumulation unit is valued each day shares of the Fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the Fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the Fund held in the subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the Fixed Account Options, see Appendix E.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

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Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the subaccounts of the Separate Account and/or the Fixed Account Options, including the Indexed Fixed Account.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100.1% when the insured attains ages 96 through 121. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in Appendix B.

If the investment performance of the investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

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Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the specified amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefit Riders That I Can Buy? — Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

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What Is the Value of My Policy?

You may allocate or transfer your policy value to the subaccounts of the Separate Account and/or the Fixed Account Options, including the Indexed Fixed Account.

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the Funds held in the subaccount.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website at www.pennmutual.com, or write to us. Amounts you allocate to the Indexed Fixed Account and hold for a five-year period will earn at least 0% annually with a cumulative guarantee of 2% over the five-year period. Amounts you allocate to any of the Fixed Account Options will not be subject to the mortality and expense risk charge described later in this section or to Fund expenses. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

Policy Value Enhancement

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% of your policy value less any policy value held as collateral for a policy loan. The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the Fixed Account Options. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account. For example, if your policy value during your 11th policy year averaged $1,000,000, you would receive a policy value enhancement of $1,000 during that year. Assuming the same facts, but $100,000 of policy value has been transferred to the special loan account, the policy value enhancement would be $900.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

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Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the Fixed Account Options except for the Holding Fixed Account.

To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the Traditional Fixed Account option only during the 30 day period following the end of each policy year;

•	transfers from the Indexed Fixed Account may be made only on the anniversary of an allocation of an amount to the Indexed Fixed Account; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long–term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance — dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the effects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

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Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US Mail, containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the Traditional Fixed Account and Indexed Fixed Account options in the Fixed Account. If you wish to make transfers into the Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market investment option for up to 60 months. For policies issued prior to April 1, 2009, all transfers occur on the 15th of the month. For policies issued April 1, 2009 and later, all transfers occur on the monthly anniversary. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. Each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options or the Fixed Account Options that you select. Each planned premium allocated to the twelve-month dollar cost averaging fixed account must be at least $600 and the amount transferred each month must be at least $50. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the

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funds available in the account. For policies issued prior to April 1, 2009, the account operates on a twelve-month cycle beginning on the 15th of each month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. Note that if your monthly policy anniversary date is not the 15th of the month and you selected the Indexed Fixed Account to receive transfers from the twelve-month dollar cost averaging fixed account, transfers will be made to the Holding Fixed Account on the 15th of the month and then automatically transferred to the Indexed Fixed Account on the subsequent monthly policy anniversary. For policies issued April 1, 2009 and later, the account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Separate Account and the Fixed Account Options including the Indexed Fixed Account is subject to the fees and charges described below, including the Monthly Deduction (other than the Mortality and Expense Risk Asset Charge), the Transfer Charge, the Surrender Charge and the Partial Surrender Charge.

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Premium Charge — 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

•

Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we

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multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a standard tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a standard, preferred, or preferred plus non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and the Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the Fixed Account Options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and Fixed Account Options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

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This charge has two parts:

(1)	Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased specified amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the specified amount component are shown in Appendix C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and Fixed Account Options.

(2)	Mortality and Expense Risk Asset Charge. The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.35% of the first $25,000 of policy value, plus an annual rate of 0.05% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your investment options.

For policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•	Optional Supplemental Benefit Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among Funds and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)	is the total premium paid in the first 12 months from issue;

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(c)	is $45.00 per $1,000 of initial amount of insurance; and

(d)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium based on the age and class of the Insured at the time of increase;

(b)	is the total premium paid in the first 12 months following the effective date of the increase;

(c)	is $45.00 per $1,000 of the amount of the increase in specified amount; and

(d)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	0.89
3	0.78
4	0.67
5	0.56
6	0.45
7	0.34
8	0.23
9	0.12
10+	0.00

If the Policy is surrendered within the first 9 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 9 years, but within 9 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

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Policy Loan

For information concerning policy loans, including the associated charges, see What is a Policy Loan? and the discussion of Indexed Loans in Appendix E.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy. Policy value allocated to the Separate Account and the Fixed Account Options, including the Indexed Fixed Account, is subject to these charges.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts described in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of

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the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of three insureds under the plan. Under this Agreement, during the first nine policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first nine policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement. This Agreement is not available with the Cash Value Enhancement Rider.

Cash Value Enhancement Agreement

This Agreement will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first five policy years while the Agreement is in force.

There are several limits to the use of this Agreement. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Agreement is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Agreement is terminated and the termination credit will not be applied.

The monthly deduction for this Agreement is a monthly administrative expense charge per $1,000 of specified amount assessed against the initial specified amount of the Policy and any initial Supplemental Term Insurance during each of the first five policy years. This charge is set to be $0.20 per month for all ages and rate classes. This Agreement is not available with the Business Accounting Benefit Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts described in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider specified amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider specified amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

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Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Extended No-Lapse Guarantee Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the Extended No-Lapse Guarantee requirement is satisfied. The Extended No-Lapse Guarantee requirement is satisfied if the premiums paid less withdrawals, accumulated at 5%, exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5%. The Extended No-Lapse Guarantee Premiums are based upon issue age, gender, rate class, and other policy benefits and are stated in the Policy. In addition, while this Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month. At the end of each policy month, we will allocate a pro-rated amount from the subaccounts of the Separate Account to the Indexed Fixed Account so that the allocation requirement is met. We reserve the right to modify the minimum percentage amount that must remain in the Indexed Fixed Account, but will only do so only for newly issued policies and for any increases in the Specified Amount requested by an existing policy owner. We will notify you of any percentage change before making any requested face amount increase.

The monthly deduction for this Agreement is a cost of insurance charge applied to the specified amount of insurance in the Policy, plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Insurance Agreements. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Guaranteed Insurability Agreement or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

This rider is no longer available on newly issued policies in New York, effective April 2nd, 2018.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not

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exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. This option is subject to the provisions in the Agreement.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. The mortality and expense risk face amount charge will not exceed the maximum charges shown in the Additional Policy Specifications in the Policy. Both the current and guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will include a surrender charge for the term insurance added by the Agreement. The maximum surrender charge premium component of the surrender charge will be increased by the amount of the term insurance added by the Agreement multiplied by the unit maximum surrender charge premium at the issue age and rate class of the insured. The $45.00 per $1,000 component of the surrender charge will be modified to include the amount of the term insurance added by the Agreement along with the specified amount of the policy.

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After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.25%. multiplied by (a) divided by (b), where;

(a)	is the Term Insurance Benefit, and

(b)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy

The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the options of the Fixed Account. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Agreement. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the subaccounts of the Separate Account to the Traditional Fixed Account, which will then be credited with interest;

•	all supplemental agreements attached to the Policy will be terminated;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

¡	This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

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Accelerated Death Benefit Agreement

•	The Accelerated Death Benefit Agreement provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

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The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

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The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Agreement is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the Insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

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The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

•

The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code. The Per Diem Limitation further requires that the total aggregated benefits being

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received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Mutual and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•	The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

•

Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 consecutive days; or

•	Requiring substantial supervision by another person for a period of at least 90 consecutive days to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory; and

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning; and

(d)	Judgment as it relates to safety awareness.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to Penn Mutual restrictions.

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State specific variations apply in regard to the amount and frequency of the benefit, as well as to the qualifying events for exercising the benefit. For more information contact your Penn Mutual representative or call our office.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

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What Is a Policy Loan?

We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans, which are not available in New York, are described in Appendix E. You may only have one loan option in force at any time. Under both options, you may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest charged on the loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account Options on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” The policy value is based on amounts allocated to the subaccounts of the Separate Account and/or the Fixed Account Options, including the Indexed Fixed Account.

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•	no more than twelve partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

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•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specified amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the Fixed Account Options in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and the Fixed Account Options on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

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To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Section 7702 was amended as a result of U.S. federal tax legislation that was enacted on December 22, 2017. It does not appear that these changes will materially change the definition of life insurance contracts; however, certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor

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test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

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Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

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Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Certain Information Reporting

As a result of U.S. federal tax legislation that was enacted on December 22, 2017, new Code section 6050Y creates a new information reporting requirement for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

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The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

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Telephone Transactions

You or the adviser of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the adviser of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the adviser of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the Funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time). Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

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In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Attn: Customer Service Group, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the Funds and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the record date specified by the applicable Fund. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

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We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

OTHER INFORMATION

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and the cash value of your policy. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings

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specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on Hornor, Townsend & Kent, Inc.’s (“HTK”) ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with HTK to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales), 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also advisers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

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Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

EXPERTS

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

47

APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$145.00
30	F	$75,000	$212.25
35	M	$75,000	$285.00
40	F	$100,000	$438.00
45	M	$100,000	$680.00
50	F	$100,000	$800.00
55	M	$100,000	$1,300.00
60	F	$75,000	$1,126.50
65	M	$75,000	$2,062.50
70	F	$50,000	$1,117.50

A-1

APPENDIX B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	52	171%	64	122%	76	105%	88	105%
41	243%	53	164%	65	120%	77	105%	89	105%
42	236%	54	157%	66	119%	78	105%	90	105%
43	229%	55	150%	67	118%	79	105%	91	104%
44	222%	56	146%	68	117%	80	105%	92	103%
45	215%	57	142%	69	116%	81	105%	93	102%
46	209%	58	138%	70	115%	82	105%	94	101%
47	203%	59	134%	71	113%	83	105%	95	101%
48	197%	60	130%	72	111%	84	105%	96-120	100.1%
49	191%	61	128%	73	109%	85	105%
50	185%	62	126%	74	107%	86	105%
51	178%	63	124%	75	105%	87	105%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco & Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	460.84%	53	261.23%	69	167.34%	85	123.12%
20	788.97%	37	445.12%	54	253.14%	70	163.41%	86	121.52%
21	763.77%	38	429.94%	55	245.41%	71	159.64%	87	120.04%
22	739.19%	39	415.33%	56	238.05%	72	156.02%	88	118.67%
23	715.32%	40	401.25%	57	231.02%	73	152.60%	89	117.40%
24	692.10%	41	387.70%	58	224.31%	74	149.34%	90	116.22%
25	669.55%	42	374.67%	59	217.86%	75	146.24%	91	115.11%
26	647.66%	43	362.16%	60	211.65%	76	143.28%	92	114.03%
27	626.50%	44	350.15%	61	205.70%	77	140.46%	93	112.95%
28	606.06%	45	338.66%	62	200.03%	78	137.78%	94	111.84%
29	586.14%	46	327.65%	63	194.64%	79	135.26%	95	110.66%
30	566.69%	47	317.09%	64	189.54%	80	132.89%	96	109.36%
31	547.74%	48	306.95%	65	184.68%	81	130.67%	97	107.80%
32	529.29%	49	297.13%	66	180.06%	82	128.60%	98	105.87%
33	511.36%	50	287.65%	67	175.65%	83	126.66%	99+	103.36%
34	493.97%	51	278.49%	68	171.41%	84	124.83%
35	477.14%	52	269.68%

B-1

Female Non-Tobacco & Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	521.72%	53	293.32%	69	186.14%	85	131.25%
20	920.72%	37	503.79%	54	284.29%	70	181.46%	86	129.07%
21	888.67%	38	486.54%	55	275.64%	71	176.96%	87	126.97%
22	857.66%	39	469.91%	56	267.37%	72	172.65%	88	125.01%
23	827.75%	40	453.85%	57	259.46%	73	168.53%	89	123.18%
24	798.76%	41	438.36%	58	251.90%	74	164.58%	90	121.46%
25	770.77%	42	423.43%	59	244.66%	75	160.80%	91	119.78%
26	743.76%	43	409.05%	60	237.72%	76	157.19%	92	117.98%
27	717.69%	44	395.21%	61	231.05%	77	153.73%	93	116.14%
28	692.59%	45	381.90%	62	224.65%	78	150.41%	94	114.31%
29	668.40%	46	369.11%	63	218.49%	79	147.24%	95	112.47%
30	645.05%	47	356.83%	64	212.56%	80	144.19%	96	110.61%
31	622.50%	48	345.07%	65	206.86%	81	141.28%	97	108.62%
32	600.80%	49	333.79%	66	201.37%	82	138.54%	98	106.35%
33	579.87%	50	323.00%	67	196.09%	83	135.97%	99+	103.51%
34	559.72%	51	312.66%	68	191.02%	84	133.54%
35	540.33%	52	302.77%

B-2

APPENDIX C

Mortality and Expense Risk Face Amount Charge Current Rates per $1,000 of Initial Face Amount*

Non-Tobacco (Policy Years 1-5)				Non-Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	N/A	N/A	N/A
10	N/A	N/A	N/A	N/A	N/A	N/A
15	N/A	N/A	N/A	N/A	N/A	N/A
20	0.13	0.13	0.13	0.065	0.065	0.065
25	0.13	0.13	0.13	0.065	0.065	0.065
30	0.15	0.15	0.15	0.075	0.075	0.075
35	0.17	0.17	0.17	0.085	0.085	0.085
40	0.22	0.20	0.21	0.110	0.100	0.105
45	0.26	0.22	0.25	0.130	0.110	0.125
50	0.29	0.26	0.28	0.145	0.130	0.140
55	0.32	0.29	0.31	0.160	0.145	0.155
60	0.37	0.33	0.36	0.185	0.165	0.180
65	0.42	0.36	0.41	0.210	0.180	0.205
70	0.43	0.38	0.42	0.215	0.190	0.210
75	0.44	0.39	0.43	0.220	0.195	0.215
80	0.44	0.39	0.43	0.220	0.195	0.215
85	0.44	0.39	0.43	0.220	0.195	0.215

Mortality and Expense Risk Face Amount Charge Current Rates per $1,000 of Initial Face Amount*

Tobacco (Policy Years 1-5)				Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.13	0.12	0.13	0.065	0.060	0.065
10	0.14	0.12	0.14	0.070	0.060	0.070
15	0.15	0.13	0.15	0.075	0.065	0.075
20	0.16	0.14	0.16	0.080	0.070	0.080
25	0.17	0.15	0.17	0.085	0.075	0.085
30	0.20	0.19	0.19	0.100	0.095	0.095
35	0.22	0.22	0.22	0.110	0.110	0.110
40	0.27	0.25	0.26	0.135	0.125	0.130
45	0.31	0.27	0.30	0.155	0.135	0.150
50	0.41	0.36	0.40	0.205	0.180	0.200
55	0.50	0.44	0.49	0.250	0.220	0.245
60	0.64	0.52	0.61	0.320	0.260	0.305
65	0.77	0.60	0.74	0.385	0.300	0.370
70	0.85	0.72	0.82	0.425	0.360	0.410
75	0.93	0.83	0.91	0.465	0.415	0.455
80	0.93	0.83	0.91	0.465	0.415	0.455
85	0.93	0.83	0.91	0.465	0.415	0.455

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	0.13	0.13	0.13
10	N/A	N/A	N/A	0.14	0.13	0.14
15	N/A	N/A	N/A	0.15	0.14	0.15
20	0.15	0.15	0.15	0.17	0.16	0.17
25	0.15	0.15	0.15	0.19	0.19	0.19
30	0.17	0.17	0.17	0.22	0.22	0.22
35	0.19	0.19	0.19	0.24	0.24	0.24
40	0.24	0.22	0.24	0.29	0.26	0.28
45	0.29	0.25	0.28	0.33	0.29	0.32
50	0.33	0.29	0.32	0.42	0.37	0.41
55	0.36	0.32	0.35	0.51	0.44	0.50
60	0.42	0.36	0.40	0.65	0.55	0.63
65	0.47	0.40	0.46	0.79	0.65	0.76
70	0.49	0.42	0.47	0.87	0.75	0.85
75	0.50	0.43	0.49	0.95	0.85	0.93
80	0.50	0.43	0.49	0.95	0.85	0.93
85	0.50	0.43	0.49	0.95	0.85	0.93

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-2

APPENDIX D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	0.13	0.12	0.13
10	N/A	N/A	N/A	0.14	0.12	0.14
15	N/A	N/A	N/A	0.15	0.13	0.15
20	0.13	0.13	0.13	0.16	0.14	0.16
25	0.13	0.13	0.13	0.17	0.15	0.17
30	0.15	0.15	0.15	0.20	0.19	0.19
35	0.17	0.17	0.17	0.22	0.22	0.22
40	0.22	0.20	0.21	0.27	0.25	0.26
45	0.26	0.22	0.25	0.31	0.27	0.30
50	0.29	0.26	0.28	0.41	0.36	0.40
55	0.32	0.29	0.31	0.50	0.44	0.49
60	0.37	0.33	0.36	0.64	0.52	0.61
65	0.42	0.36	0.41	0.77	0.60	0.74
70	0.43	0.38	0.42	0.85	0.72	0.82
75	0.44	0.39	0.43	0.93	0.83	0.91
80	0.44	0.39	0.43	0.93	0.83	0.91
85	0.44	0.39	0.43	0.93	0.83	0.91

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

D-1

APPENDIX E

Fixed Account Options

Premium payments allocated and policy value transferred to the Fixed Account Options become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts.

The Policy allows you to allocate your policy value to two fixed interest accounts. As described in the relevant sections of the prospectus to which this is Appendix E, policy value allocated to the Fixed Account Options, including the Indexed Fixed Account, in most respects is treated in the same manner as policy value allocated to the subaccounts of the Separate Account.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. Amounts intended to be allocated to the Indexed Fixed Account on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 2%. On the subsequent monthly anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Account.

You may also allocate premium payments and policy value to the Indexed Fixed Account. The Indexed Fixed Account is comprised of a variety of different Segments, of five years in duration, containing Index Interest Credit Periods in which Index Credits are earned using a crediting strategy that is based on the change in value of the S&P 500 Index. Each Segment is subject to a guaranteed minimum interest rate it will earn, a cap (maximum) percentage on the interest it can earn, and a guaranteed participation rate. In addition, each Index Interest Credit Period within a Segment is subject to a guaranteed minimum interest rate. The current cap percentage is 11.00%. The cap is the highest percentage which will be credited for a one-year period even if the change in value of the S&P 500 Index is higher. The cap is subject to change at the Company’s discretion, but the guaranteed cap percentage cannot be lower than 4%. The guaranteed participation rate is 100%, which is the same as the current participation rate. For an Index Interest Credit Period, the guaranteed minimum interest rate is 0% (1% for PA) on an annual basis.

For a Segment, there is also a 2% cumulative guaranteed minimum annual interest rate over a five-year period. As discussed below, the applicability of this guarantee to a Segment is only determined at the end of the Segment. Accordingly, if there is a full or partial withdrawal from a Segment during its five year duration, the 2% guarantee will not result in any additional amounts being credited to your policy value.

Segments can be funded by premium payments, transfers from subaccounts of the Separate Account or the Traditional Fixed Account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries.

Amounts intended for the Indexed Fixed Account can only be allocated into this account on a monthly policy anniversary. For premiums that are intended for allocation into the Indexed Fixed Account and are paid on a date other than a monthly policy anniversary, such premiums will be placed into the Holding Fixed Account, where interest will be credited until the next monthly policy anniversary. On the subsequent monthly policy anniversary following the allocation into the Holding Fixed Account, the amounts in this account will be automatically transferred into the Indexed Fixed Account.

When amounts are allocated to the Indexed Fixed Account, a Segment is created for that allocation with a Segment Duration equal to 5 years. During the Policy’s Segment Duration, Index Interest Credit Periods equal to 1 year in length are established to track the one-year performance of the S&P 500 Index in order to determine the amount of interest credited to the account.

The index performance is equal to the growth in the S&P 500 Index (without dividends) during the Index Interest Credit Period multiplied by the participation percentage (currently, and guaranteed to be, 100%) with a floor equal to the minimum interest rate within an Index Interest Credit Period (0% for all states except PA and 1% for PA) and a ceiling at the cap percentage (11.00% as of March 31, 2018). At the end of each one-year Index Interest Credit Period, an Index Credit is calculated and applied to the policy value in-force at that time. There will be five one-year Index Interest Credit Periods within a Segment, unless the Segment commences less than 5 years prior to the Policy’s maturity date. For Segments whose duration is less than 5 years, Index Credits will be calculated and applied in the same manner.

The five-year minimum guarantee will be applied to a Segment as follows. We will calculate the policy value for your policy using the premiums and deductions allocated to the Segment assuming an interest rate of 2%. The Index Credit will be a dollar amount calculated annually and equal to the amount of interest calculated during the one-year Index Interest Credit Period, multiplied by the ratio of the index performance during the one-year period over the stipulated interest rate of 2%. At the end of each five-year Segment (or shorter periods if the Segment commences less than 5 years prior to the Policy’s maturity date), we will calculate the cumulative interest earned in that Segment using a 2% effective annual rate over the Segment Duration. If the cumulative Index Credits applied over the Segment are less than the minimum cumulative interest using a 2% effective annual rate, we will apply the difference to the policy value in-force at the end of the Segment Duration.

Below is an example of how the Index Credit works in conjunction with the cumulative five-year minimum interest rate guarantee.

Percentage Example for all states except PA:

Segment Date: July 1, 2010

	7/2011	7/2012	7/2013	7/2014	7/2015	Total Growth Over 5 Year Segment
Index Performance	1%	-10%	4%	-10%	3%	-12.37%
Growth Cap	11.00%	11.00%	11.00%	11.00%	11.00%
Growth Floor	0%	0%	0%	0%	0%
Stipulated Interest Calc.	2%	2%	2%	2%	2%
Annual Index Credits	1%	0%	4%	0%	3%	8.19%
Cumulative Guarantee Int.	2%	2%	2%	2%	2%	10.41%

Dollar Example for all states except PA: (Initial Segment Value = $1,000):

Segment Date: July 1, 2010

	7/2011	7/2012	7/2013	7/2014	7/2015	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$	123.65
Growth Cap	110.00	111.00	111.10	115.54	115.54
Growth Floor	0.00	0.00	0.00	0.00	0.00
Stipulated Interest Calc.	20.00	20.20	20.20	21.01	21.01
Annual Index Credits	10.00	0.00	40.40	0.00	31.51		$81.91
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65		$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee							$22.17

Percentage Example for PA:

Segment Date July 1, 2010

	7/2011	7/2012	7/2013	7/2014	7/2015	Total Growth Over 5 Year Segment
Index Performance	1%	-10%	4%	-10%	3%	-12.37%
Growth Cap	11.00%	11.00%	11.00%	11.00%	11.00%
Growth Floor	1%	1%	1%	1%	1%
Credited Interest Monthly	1%	1%	1%	1%	1%	5.10%
Additional Annual Index Credits	0%	0%	3%	0%	2%	5.06%
Total Credited Interest	1%	1%	4%	1%	3%	10.37%
Cumulative Guarantee Int.	2%	2%	2%	2%	2%	10.41%

Dollar Example for PA (Initial Segment Value = $1,000):

Segment Date July 1, 2010

	7/2011	7/2012	7/2013	7/2014	7/2015	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$	123.65
Growth Cap	111.00	111.10	112.21	116.70	117.87
Growth Floor	10.00	10.10	10.20	10.61	10.72
Credited Interest Monthly	10.00	10.10	10.20	10.61	10.72		$51.63
Additional Annual Index Credits	0.00	0.00	30.60	0.00	21.43		$52.03
Total Credited Interest	10.00	10.10	40.80	10.61	32.15		$103.66
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65		$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee							$0.42

If the S&P 500 Index is no longer available or it is not practically feasible to use it or we decide to credit interest based on other indices, we reserve the right to add, change or substitute indices but will notify you in advance, before making such a change. A replacement index for the S&P 500 will be an index consisting of large publicly traded companies operating globally in diverse industries. If the S&P 500 is replaced, Index Credits will be calculated as though the replacement index has been in place since the Segment commenced. We also reserve the right to add or modify interest crediting methods. We will notify you in advance of any change. Any change will not affect the interest crediting method applicable to an existing Segment unless required by state law.

The manner in which the interest earnings are calculated on policy value allocated to the Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the subaccount of the Separate Account which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund subaccount.

In contrast, the Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of the Indexed Fixed Account is linked to the performance of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor, a five-year cumulative floor, and a performance cap, as described above in detail.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan in policy years two and later. An Indexed Loan is not available in New York. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.00.

For the Indexed Loan option, loans are only permitted from policy value allocated to the Indexed Fixed Account. Any policy value in the subaccounts of the Separate Account, the Traditional Fixed Account, or the Holding Fixed Account cannot be loaned under the Indexed Loan option until sufficient value from these accounts are transferred into a Segment of the Indexed Fixed Account on the next subsequent monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 6.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Segment of the Indexed Fixed Account. The credited interest rate during any one Index Interest Credit Period will be between 0% (1% in PA) and the cap on the Indexed Fixed Account crediting rate for a particular year, which the Company sets in advance at a rate no less than 4%. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan.

The interest credited on the collateral for an Indexed Loan at the end of a Segment will be no less than the cumulative guarantee of 2% annually, with any difference between the Indexed Credits earned during the Segment and the 2% cumulative guaranteed interest applied to the Segment at the end of the Segment.

You may repay all or part of a loan at any time. Upon repayment of an Indexed Loan, the loaned value is re-characterized as un-loaned value and remains in the Indexed Fixed Account.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2018 which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Investment Company Act registration number is 811-05006.

STATEMENT OF ADDITIONAL INFORMATION

FOR

CORNERSTONE VUL IV and DIVERSIFIED GROWTH VUL

each a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

May 1, 2018

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Cornerstone VUL IV and Diversified Growth VUL prospectuses dated May 1, 2018. A copy of the prospectus for each Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 7702 was amended as a result of U.S. federal tax legislation that was enacted on December 22, 2017. It does not appear that these changes will materially change the definition of life insurance contracts; however, certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

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The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

Tax Qualification

For a Cornerstone VUL IV or Diversified Growth VUL policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

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Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any

4

individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a policy loan.

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax adviser prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Certain Information Reporting

As a result of U.S. federal tax legislation that was enacted on December 22, 2017, new Code section 6050Y creates a new information reporting requirement for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

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Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

With respect to VUL IV Policies, Penn Mutual compensated HTK in the approximate amounts of $13,464, $12,011 and $568 for the years ending December 31, 2015, 2016 and 2017 respectively, for its services as principal underwriter.

With respect to Diversified Growth VUL Policies, Penn Mutual compensated HTK in the approximate amounts of $47,346, $44,736 and $3,120 for the years ending December 31, 2015, 2016 and 2017 respectively, for its services as principal underwriter.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policies. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2017 and for the periods indicated, included in this

6

Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

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The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2017

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Life Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund , Moderately Conservative Allocation Fund, and Conservative Allocation Fund (constituting Penn Mutual Variable Life Account I, hereafter collectively referred to as the “Subaccounts”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

April 4, 2018

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Life Account I since 2004.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$17,310,914	$9,444,021	$29,996,117	$19,530,893	$279,069,384
Dividends receivable	149	—	—	—	—
Receivable for securities sold	—	—	—	438	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	185	91	267	232	3,141
Payable for securities purchased	327	5,521	3,527	—	30,956

Total Net Assets	$17,310,551	$9,438,409	$29,992,323	$19,531,099	$279,035,287

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$717,936	$404,182	$1,636,977	$1,690,644	$27,497,862
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	4,618,198	2,720,660	6,971,711	4,978,210	67,906,096
Cornerstone VUL III	2,186,736	617,284	1,901,477	1,288,116	19,361,081
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	9,787,681	5,696,283	19,482,158	10,954,880	163,007,400
Momentum Builder	—	—	—	619,249	1,262,848

Total Net Assets	$17,310,551	$9,438,409	$29,992,323	$19,531,099	$279,035,287

Accumulation of Unit Values:
Cornerstone VUL	$14.92	$19.32	$30.36	$48.04	$112.61

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.78	$17.97	$28.05	$43.09	$90.18

Cornerstone VUL III	$12.50	$16.06	$22.58	$31.03	$57.33

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$12.39	$15.71	$21.15	$32.97	$50.34

Momentum Builder	$20.85	$—	$52.94	$84.55	$213.74

Number of Shares	17,310,736	780,687	2,044,485	1,481,892	5,334,323
Cost of Investments	$17,310,736	$9,068,468	$27,002,581	$14,901,343	$141,581,388

The accompanying notes are an integral part of these financial statements.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$22,565,635	$47,384,942	$8,946,065	$54,382,584	$44,656,605
Dividends receivable	—	—	—	—	—
Receivable for securities sold	2,026	—	20	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	338	684	39	972	742
Payable for securities purchased	—	2,554	—	5,979	1,993

Total Net Assets	$22,567,323	$47,381,704	$8,946,046	$54,375,633	$44,653,870

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,517,584	$5,105,990	$149,161	$3,639,999	$5,435,782
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	8,991,482	13,630,982	887,842	25,870,030	18,999,761
Cornerstone VUL III	3,163,977	6,703,012	557,488	10,350,608	4,118,010
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	8,894,280	21,668,197	7,351,555	14,514,996	16,080,342
Momentum Builder	—	273,523	—	—	19,975

Total Net Assets	$22,567,323	$47,381,704	$8,946,046	$54,375,633	$44,653,870

Accumulation of Unit Values:
Cornerstone VUL	$19.52	$49.06	$18.67	$20.26	$59.84

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$19.46	$41.78	$18.44	$20.20	$48.28

Cornerstone VUL III	$20.07	$16.28	$19.57	$20.84	$24.02

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$20.94	$25.26	$21.00	$21.73	$26.34

Momentum Builder	$—	$68.35	$—	$—	$100.41

Number of Shares	1,122,211	1,170,514	503,154	2,509,303	1,571,792
Cost of Investments	$13,236,244	$24,038,464	$5,636,651	$25,265,832	$25,216,622

The accompanying notes are an integral part of these financial statements.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$35,980,633	$95,733,111	$27,189,590	$34,373,784	$10,274,925
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	505	1,150	336	425	85
Payable for securities purchased	6,809	4,120	3,746	1,466	304

Total Net Assets	$35,973,319	$95,727,841	$27,185,508	$34,371,893	$10,274,536

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,952,010	$3,320,598	$1,992,284	$1,500,739	$306,008
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	14,828,194	31,489,222	7,141,408	12,197,306	1,890,763
Cornerstone VUL III	4,040,486	13,127,909	3,958,002	3,896,045	1,259,077
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	15,152,629	47,790,112	14,093,814	16,777,803	6,818,688
Momentum Builder	—	—	—	—	—

Total Net Assets	$35,973,319	$95,727,841	$27,185,508	$34,371,893	$10,274,536

Accumulation of Unit Values:
Cornerstone VUL	$17.56	$40.34	$36.83	$57.79	$31.39

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$17.51	$39.55	$30.41	$56.65	$31.00

Cornerstone VUL III	$18.06	$23.77	$17.44	$41.28	$32.90

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$18.83	$30.75	$29.40	$42.66	$35.30

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	1,929,926	4,377,183	1,433,853	1,289,768	427,042
Cost of Investments	$20,715,071	$47,590,262	$15,002,094	$18,272,381	$7,204,725

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$2,902,212	$3,769,100	$28,711,837	$52,698,979	$2,741,451
Dividends receivable	—	—	—	—	—
Receivable for securities sold	10	16	—	—	9

Liabilities:
Due to The Penn Mutual Life Insurance Company	21	31	432	640	19
Payable for securities purchased	—	—	1,046	4,680	—

Total Net Assets	$2,902,201	$3,769,085	$28,710,359	$52,693,659	$2,741,441

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$71,786	$144,158	$1,243,073	$2,956,039	$73,216
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	250,373	799,656	9,176,932	16,452,550	592,151
Cornerstone VUL III	504,319	306,645	7,285,020	6,389,489	101,787
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	2,075,723	2,518,626	11,005,334	26,895,581	1,974,287
Momentum Builder	—	—	—	—	—

Total Net Assets	$2,902,201	$3,769,085	$28,710,359	$52,693,659	$2,741,441

Accumulation of Unit Values:
Cornerstone VUL	$24.59	$26.15	$52.60	$86.92	$21.45

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$24.52	$26.07	$51.56	$84.95	$21.38

Cornerstone VUL III	$25.29	$26.89	$17.87	$58.72	$22.06

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$26.38	$28.05	$20.95	$57.84	$23.00

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	110,016	135,094	739,969	1,419,949	119,924
Cost of Investments	$2,318,488	$3,014,901	$15,895,447	$25,073,471	$2,203,742

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$3,401,895	$64,366,334	$21,090,162	$17,459,378	$2,810,566
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	573	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	31	811	218	125	10
Payable for securities purchased	97	3,606	—	422	2,984

Total Net Assets	$3,401,767	$64,361,917	$21,090,517	$17,458,831	$2,807,572

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$114,607	$5,305,097	$605,562	$299,575	$30,727
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	938,494	19,009,056	5,762,559	3,220,955	310,729
Cornerstone VUL III	223,422	7,165,237	2,712,250	1,709,227	86,605
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	2,125,244	32,882,527	12,010,146	12,229,074	2,379,511
Momentum Builder	—	—	—	—	—

Total Net Assets	$3,401,767	$64,361,917	$21,090,517	$17,458,831	$2,807,572

Accumulation of Unit Values:
Cornerstone VUL	$13.31	$55.91	$12.92	$35.38	$18.19

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.28	$47.77	$12.88	$34.95	$18.14

Cornerstone VUL III	$13.69	$27.95	$13.29	$37.09	$18.71

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$14.28	$34.57	$13.86	$39.79	$19.51

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	239,226	2,126,990	1,528,314	813,179	146,228
Cost of Investments	$2,872,042	$41,696,736	$16,381,470	$12,747,306	$2,233,482

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$12,352,806	$13,320,934	$3,307,012	$3,979,383
Dividends receivable	—	—	—	—
Receivable for securities sold	11	34	21	15

Liabilities:
Due to The Penn Mutual Life Insurance Company	23	69	41	29
Payable for securities purchased	—	—	—	—

Total Net Assets	$12,352,794	$13,320,899	$3,306,992	$3,979,369

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$133,330	$202,613	$119,475	$3,098
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	408,261	2,268,316	1,292,505	1,229,962
Cornerstone VUL III	335,278	435,978	324,133	83,065
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	11,475,925	10,413,992	1,570,879	2,663,244
Momentum Builder	—	—	—	—

Total Net Assets	$12,352,794	$13,320,899	$3,306,992	$3,979,369

Accumulation of Unit Values:
Cornerstone VUL	$18.70	$16.72	$15.23	$13.65

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$18.65	$16.67	$15.19	$13.61

Cornerstone VUL III	$19.23	$17.20	$15.66	$14.04

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$20.06	$17.94	$16.34	$14.64

Momentum Builder	$—	$—	$—	$—

Number of Shares	628,322	760,763	208,514	280,635
Cost of Investments	$9,056,354	$10,560,695	$2,820,071	$3,698,560

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$1,953	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	36,314	16,221	48,974	42,790	559,781

Net investment income (loss)	(34,361)	(16,221)	(48,974)	(42,790)	(559,781)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	55,893	587,820	995,577	11,482,104
Net change in unrealized gain (loss) of investments	—	97,825	748,226	412,018	25,849,272

Net realized and unrealized gain (loss) on investments	—	153,718	1,336,046	1,407,595	37,331,376

Net increase (decrease) in net assets resulting from operations	$(34,361)	$137,497	$1,287,072	$1,364,805	$36,771,595

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	60,101	118,055	6,814	165,568	129,418

Net investment income (loss)	(60,101)	(118,055)	(6,814)	(165,568)	(129,418)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,004,419	3,566,497	469,054	3,535,303	1,883,304
Net change in unrealized gain (loss) of investments	1,872,717	8,614,553	1,512,771	10,680,839	3,910,831

Net realized and unrealized gain (loss) on investments	2,877,136	12,181,050	1,981,825	14,216,142	5,794,135

Net increase (decrease) in net assets resulting from operations	$2,817,035	$12,062,995	$1,975,011	$14,050,574	$5,664,717

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	87,274	197,980	57,040	77,224	13,682

Net investment income (loss)	(87,274)	(197,980)	(57,040)	(77,224)	(13,682)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,348,167	4,638,847	1,579,751	2,688,750	1,346,498
Net change in unrealized gain (loss) of investments	2,504,224	12,545,746	4,398,109	2,674,208	(281,813)

Net realized and unrealized gain (loss) on investments	4,852,391	17,184,593	5,977,860	5,362,958	1,064,685

Net increase (decrease) in net assets resulting from operations	$4,765,117	$16,986,613	$5,920,820	$5,285,734	$1,051,003

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,115	6,194	74,563	112,058	3,175

Net investment income (loss)	(4,115)	(6,194)	(74,563)	(112,058)	(3,175)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	146,333	519,148	1,893,591	4,286,799	135,164
Net change in unrealized gain (loss) of investments	500,654	(63,159)	4,021,097	1,575,757	184,221

Net realized and unrealized gain (loss) on investments	646,987	455,989	5,914,688	5,862,556	319,385

Net increase (decrease) in net assets resulting from operations	$642,872	$449,795	$5,840,125	$5,750,498	$316,210

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	5,175	141,129	37,035	25,413	2,932

Net investment income (loss)	(5,175)	(141,129)	(37,035)	(25,413)	(2,932)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	39,574	2,992,309	473,530	1,190,161	223,975
Net change in unrealized gain (loss) of investments	599,468	13,128,359	5,192,813	69,522	276,838

Net realized and unrealized gain (loss) on investments	639,042	16,120,668	5,666,343	1,259,683	500,813

Net increase (decrease) in net assets resulting from operations	$633,867	$15,979,539	$5,629,308	$1,234,270	$497,881

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,198	12,588	7,204	3,555

Net investment income (loss)	(4,198)	(12,588)	(7,204)	(3,555)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	564,777	583,917	161,805	90,424
Net change in unrealized gain (loss) of investments	1,321,156	1,063,766	143,441	129,042

Net realized and unrealized gain (loss) on investments	1,885,933	1,647,683	305,246	219,466

Net increase (decrease) in net assets resulting from operations	$1,881,735	$1,635,095	$298,042	$215,911

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(34,361)	$(38,830)	$(16,221)	$(16,486)	$(48,974)	$(61,602)
Net realized gain (loss) from investment transactions	—	—	55,893	50,976	587,820	1,208,174
Net change in unrealized gain (loss) of investments	—	—	97,825	185,982	748,226	297,270

Net increase (decrease) in net assets resulting from operations	(34,361)	(38,830)	137,497	220,472	1,287,072	1,443,842

Variable Life Activities:
Purchase payments	8,172,288	6,421,035	545,563	588,252	1,705,128	2,073,808
Death benefits	(46,524)	(188,952)	(56,431)	(37,684)	(291,237)	(255,625)
Cost of insurance	(2,107,436)	(1,925,841)	(507,381)	(528,838)	(1,378,585)	(1,558,034)
Net transfers	(5,060,695)	8,082,497	963,689	257,555	(473,865)	(2,854,059)
Transfer of policy loans	177,998	104,916	38,143	55,907	119,416	208,429
Mortality and expense risk charges	(93,674)	(145,424)	(49,064)	(66,199)	(104,636)	(162,559)
Contract administration charges	(42,819)	(49,272)	(15,244)	(16,941)	(59,704)	(69,767)
Surrender benefits	(3,702,314)	(13,984,691)	(529,948)	(266,487)	(1,295,817)	(1,452,131)

Net increase (decrease) in net assets resulting from variable life activities	(2,703,176)	(1,685,732)	389,327	(14,435)	(1,779,300)	(4,069,938)

Total increase (decrease) in net assets	(2,737,537)	(1,724,562)	526,824	206,037	(492,228)	(2,626,096)
Net Assets:
Beginning of year	20,048,088	21,772,650	8,911,585	8,705,548	30,484,551	33,110,647

End of year	$17,310,551	$20,048,088	$9,438,409	$8,911,585	$29,992,323	$30,484,551

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(42,790)	$(42,556)	$(559,781)	$(544,355)	$(60,101)	$(58,467)
Net realized gain (loss) from investment transactions	995,577	1,076,635	11,482,104	12,646,571	1,004,419	1,143,471
Net change in unrealized gain (loss) of investments	412,018	1,703,624	25,849,272	7,220,311	1,872,717	496,144

Net increase (decrease) in net assets resulting from operations	1,364,805	2,737,703	36,771,595	19,322,527	2,817,035	1,581,148

Variable Life Activities:
Purchase payments	1,026,881	1,125,998	13,665,708	14,344,137	827,368	908,126
Death benefits	(219,666)	(99,486)	(1,647,064)	(1,258,978)	(195,317)	(144,967)
Cost of insurance	(963,921)	(1,001,025)	(10,751,110)	(10,820,510)	(1,106,319)	(1,199,956)
Net transfers	(752,496)	(748,810)	(1,895,144)	(2,832,208)	239,595	(590,798)
Transfer of policy loans	107,063	61,600	1,519,119	1,024,172	66,408	213,751
Mortality and expense risk charges	(88,249)	(116,432)	(1,311,859)	(1,464,338)	(37,662)	(44,200)
Contract administration charges	(37,864)	(41,272)	(514,729)	(540,514)	(40,263)	(43,977)
Surrender benefits	(807,714)	(719,668)	(11,126,544)	(13,823,039)	(592,484)	(949,332)

Net increase (decrease) in net assets resulting from variable life activities	(1,735,966)	(1,539,095)	(12,061,623)	(15,371,278)	(838,674)	(1,851,353)

Total increase (decrease) in net assets	(371,161)	1,198,608	24,709,972	3,951,249	1,978,361	(270,205)
Net Assets:
Beginning of year	19,902,260	18,703,652	254,325,315	250,374,066	20,588,962	20,859,167

End of year	$19,531,099	$19,902,260	$279,035,287	$254,325,315	$22,567,323	$20,588,962

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund		Large Cap Value Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(118,055)	$(105,611)	$(6,814)	$(6,161)	$(165,568)	$(156,095)	$(129,418)	$(123,261)
Net realized gain (loss) from investment transactions	3,566,497	3,953,763	469,054	432,524	3,535,303	2,587,064	1,883,304	1,866,041
Net change in unrealized gain (loss) of investments	8,614,553	(3,660,507)	1,512,771	(32,349)	10,680,839	(2,567,430)	3,910,831	2,365,841

Net increase (decrease) in net assets resulting from operations	12,062,995	187,645	1,975,011	394,014	14,050,574	(136,461)	5,664,717	4,108,621

Variable Life Activities:
Purchase payments	2,288,955	2,279,867	560,955	601,564	2,502,221	2,707,579	1,996,673	2,314,000
Death benefits	(121,107)	(84,451)	(62,756)	(15,542)	(247,806)	(240,342)	(192,144)	(111,776)
Cost of insurance	(1,875,296)	(1,816,612)	(325,509)	(315,072)	(2,760,802)	(2,775,256)	(1,973,703)	(1,991,025)
Net transfers	(1,121,658)	(3,021,734)	132,208	(15,572)	(1,794,771)	(1,826,630)	(251,852)	(1,737,499)
Transfer of policy loans	411,457	271,341	82,650	21,824	249,357	257,845	284,227	254,425
Mortality and expense risk charges	(198,551)	(226,287)	(46,671)	(44,123)	(69,383)	(76,007)	(102,109)	(102,939)
Contract administration charges	(83,266)	(84,303)	(18,010)	(18,269)	(131,376)	(137,883)	(84,633)	(88,911)
Surrender benefits	(1,653,370)	(1,489,416)	(464,429)	(395,062)	(2,603,309)	(2,398,815)	(1,651,034)	(2,174,012)

Net increase (decrease) in net assets resulting from variable life activities	(2,352,836)	(4,171,595)	(141,562)	(180,252)	(4,855,869)	(4,489,509)	(1,974,575)	(3,637,737)

Total increase (decrease) in net assets	9,710,159	(3,983,950)	1,833,449	213,762	9,194,705	(4,625,970)	3,690,142	470,884
Net Assets:
Beginning of year	37,671,545	41,655,495	7,112,597	6,898,835	45,180,928	49,806,898	40,963,728	40,492,844

End of year	$47,381,704	$37,671,545	$8,946,046	$7,112,597	$54,375,633	$45,180,928	$44,653,870	$40,963,728

	Large Core Value Fund		Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(87,274)	$(85,382)	$(197,980)	$(186,915)	$(57,040)	$(54,446)	$(77,224)	$(74,540)
Net realized gain (loss) from investment transactions	2,348,167	1,992,373	4,638,847	5,572,564	1,579,751	1,527,669	2,688,750	2,849,033
Net change in unrealized gain (loss) of investments	2,504,224	906,521	12,545,746	2,952,814	4,398,109	(195,141)	2,674,208	2,020,665

Net increase (decrease) in net assets resulting from operations	4,765,117	2,813,512	16,986,613	8,338,463	5,920,820	1,278,082	5,285,734	4,795,158

Variable Life Activities:
Purchase payments	1,846,498	1,888,622	4,163,932	4,045,343	1,314,108	1,387,509	1,629,295	1,664,959
Death benefits	(148,923)	(299,938)	(425,251)	(295,265)	(123,466)	(77,548)	(358,173)	(215,945)
Cost of insurance	(1,742,352)	(1,758,961)	(3,768,470)	(3,783,939)	(1,052,774)	(1,087,092)	(1,457,798)	(1,450,297)
Net transfers	(699,423)	(1,809,870)	2,356,650	(3,124,966)	(414,604)	(1,232,234)	(1,359,351)	(2,504,788)
Transfer of policy loans	398,513	224,648	673,502	509,758	254,347	178,885	337,323	209,647
Mortality and expense risk charges	(93,184)	(101,479)	(361,039)	(351,768)	(89,879)	(89,437)	(155,759)	(167,698)
Contract administration charges	(70,922)	(75,513)	(150,068)	(154,580)	(57,759)	(59,350)	(67,235)	(69,122)
Surrender benefits	(1,530,967)	(1,383,542)	(3,772,190)	(3,616,969)	(1,091,738)	(1,500,637)	(1,588,998)	(1,386,865)

Net increase (decrease) in net assets resulting from variable life activities	(2,040,760)	(3,316,033)	(1,282,934)	(6,772,386)	(1,261,765)	(2,479,904)	(3,020,696)	(3,920,109)

Total increase (decrease) in net assets	2,724,357	(502,521)	15,703,679	1,566,077	4,659,055	(1,201,822)	2,265,038	875,049
Net Assets:
Beginning of year	33,248,962	33,751,483	80,024,162	78,458,085	22,526,453	23,728,275	32,106,855	31,231,806

End of year	$35,973,319	$33,248,962	$95,727,841	$80,024,162	$27,185,508	$22,526,453	$34,371,893	$32,106,855

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(13,682)	$(11,290)	$(4,115)	$(3,630)	$(6,194)	$(6,037)	$(74,563)	$(68,819)
Net realized gain (loss) from investment transactions	1,346,498	743,222	146,333	78,692	519,148	195,836	1,893,591	1,537,254
Net change in unrealized gain (loss) of investments	(281,813)	999,777	500,654	5,728	(63,159)	486,509	4,021,097	422,694

Net increase (decrease) in net assets resulting from operations	1,051,003	1,731,709	642,872	80,790	449,795	676,308	5,840,125	1,891,129

Variable Life Activities:
Purchase payments	445,890	512,911	167,583	131,625	283,563	182,054	1,566,287	1,669,989
Death benefits	(55,645)	(126,184)	(11,194)	(199)	(229,823)	(35,779)	(87,578)	(62,091)
Cost of insurance	(329,041)	(326,447)	(70,165)	(59,542)	(115,814)	(93,915)	(1,379,232)	(1,370,604)
Net transfers	196,864	671,911	78,881	(214,530)	(349,064)	685,151	(473,086)	(1,481,973)
Transfer of policy loans	95,614	35,951	62,083	3,981	83,931	19,612	297,064	157,589
Mortality and expense risk charges	(43,636)	(47,067)	(36,156)	(26,099)	(40,096)	(27,254)	(73,159)	(76,239)
Contract administration charges	(20,357)	(21,406)	(4,012)	(3,356)	(7,095)	(5,805)	(73,891)	(76,468)
Surrender benefits	(590,676)	(520,843)	(136,903)	(177,470)	(161,321)	(114,834)	(1,392,808)	(1,474,125)

Net increase (decrease) in net assets resulting from variable life activities	(300,987)	178,826	50,117	(345,590)	(535,719)	609,230	(1,616,403)	(2,713,922)

Total increase (decrease) in net assets	750,016	1,910,535	692,989	(264,800)	(85,924)	1,285,538	4,223,722	(822,793)
Net Assets:
Beginning of year	9,524,520	7,613,985	2,209,212	2,474,012	3,855,009	2,569,471	24,486,637	25,309,430

End of year	$10,274,536	$9,524,520	$2,902,201	$2,209,212	$3,769,085	$3,855,009	$28,710,359	$24,486,637

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund		International Equity Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(112,058)	$(102,507)	$(3,175)	$(2,185)	$(5,175)	$(4,480)	$(141,129)	$(136,566)
Net realized gain (loss) from investment transactions	4,286,799	3,707,517	135,164	75,122	39,574	19,378	2,992,309	2,226,411
Net change in unrealized gain (loss) of investments	1,575,757	6,460,306	184,221	233,430	599,468	(27,782)	13,128,359	(5,066,871)

Net increase (decrease) in net assets resulting from operations	5,750,498	10,065,316	316,210	306,367	633,867	(12,884)	15,979,539	(2,977,026)

Variable Life Activities:
Purchase payments	2,211,362	2,373,261	250,169	169,392	177,843	226,142	3,080,234	3,344,271
Death benefits	(277,100)	(203,488)	(5,543)	(230)	(463)	(31,955)	(413,779)	(225,759)
Cost of insurance	(1,922,702)	(1,913,529)	(100,917)	(68,954)	(98,892)	(95,451)	(2,448,053)	(2,494,618)
Net transfers	(1,346,474)	(2,791,479)	280,537	225,550	15,413	(18,885)	(816,806)	(3,119,736)
Transfer of policy loans	452,197	281,226	19,641	10,536	24,171	14,301	581,337	447,092
Mortality and expense risk charges	(169,908)	(195,183)	(43,127)	(26,894)	(31,763)	(32,191)	(219,047)	(282,114)
Contract administration charges	(97,007)	(100,366)	(3,855)	(2,782)	(4,533)	(4,844)	(111,012)	(118,296)
Surrender benefits	(1,886,282)	(2,537,956)	(35,211)	(91,984)	(68,095)	(45,639)	(2,477,630)	(2,450,112)

Net increase (decrease) in net assets resulting from variable life activities	(3,035,914)	(5,087,514)	361,694	214,634	13,681	11,478	(2,824,756)	(4,899,272)

Total increase (decrease) in net assets	2,714,584	4,977,802	677,904	521,001	647,548	(1,406)	13,154,783	(7,876,298)
Net Assets:
Beginning of year	49,979,075	45,001,273	2,063,537	1,542,536	2,754,219	2,755,625	51,207,134	59,083,432

End of year	$52,693,659	$49,979,075	$2,741,441	$2,063,537	$3,401,767	$2,754,219	$64,361,917	$51,207,134

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Emerging Markets Equity Fund		Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(37,035)	$(33,882)	$(25,413)	$(26,588)	$(2,932)	$(3,408)	$(4,198)	$(3,899)
Net realized gain (loss) from investment transactions	473,530	264,090	1,190,161	1,128,686	223,975	80,466	564,777	364,695
Net change in unrealized gain (loss) of investments	5,192,813	719,062	69,522	(232,061)	276,838	85,851	1,321,156	373,456

Net increase (decrease) in net assets resulting from operations	5,629,308	949,270	1,234,270	870,037	497,881	162,909	1,881,735	734,252

Variable Life Activities:
Purchase payments	1,219,894	1,213,136	1,066,071	1,071,620	338,227	327,564	1,070,343	1,132,845
Death benefits	(46,387)	(35,933)	(48,150)	(66,134)	(2,734)	—	(132,126)	—
Cost of insurance	(834,053)	(791,590)	(593,462)	(628,035)	(83,445)	(81,005)	(398,099)	(357,390)
Net transfers	(689,321)	(1,401,070)	(1,040,242)	(211,143)	(81,472)	(41,648)	(553,077)	134,402
Transfer of policy loans	346,215	205,859	251,469	157,313	31,756	9,200	41,761	39,833
Mortality and expense risk charges	(94,087)	(110,520)	(102,167)	(129,530)	(62,316)	(59,259)	(200,045)	(206,207)
Contract administration charges	(39,747)	(40,479)	(33,529)	(37,569)	(11,536)	(11,230)	(27,091)	(27,104)
Surrender benefits	(751,471)	(768,080)	(722,206)	(754,949)	(244,999)	(155,470)	(161,395)	(365,947)

Net increase (decrease) in net assets resulting from variable life activities	(888,957)	(1,728,677)	(1,222,216)	(598,427)	(116,519)	(11,848)	(359,729)	350,432

Total increase (decrease) in net assets	4,740,351	(779,407)	12,054	271,610	381,362	151,061	1,522,006	1,084,684
Net Assets:
Beginning of year	16,350,166	17,129,573	17,446,777	17,175,167	2,426,210	2,275,149	10,830,788	9,746,104

End of year	$21,090,517	$16,350,166	$17,458,831	$17,446,777	$2,807,572	$2,426,210	$12,352,794	$10,830,788

	Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(12,588)	$(12,858)	$(7,204)	$(7,730)	$(3,555)	$(2,648)
Net realized gain (loss) from investment transactions	583,917	389,634	161,805	142,854	90,424	12,719
Net change in unrealized appreciation (depreciation) of investments	1,063,766	360,593	143,441	76,387	129,042	128,193

Net increase (decrease) in net assets resulting from operations	1,635,095	737,369	298,042	211,511	215,911	138,264

Variable Life Activities:
Purchase payments	885,594	694,060	208,738	217,270	151,777	122,549
Death benefits	(28,882)	(68,377)	(13,670)	(55,660)	(1,905)	—
Cost of insurance	(371,966)	(445,864)	(257,133)	(249,841)	(124,652)	(109,937)
Net transfers	384,729	463,383	(206,025)	12,689	508,552	290,347
Transfer of policy loans	5,082	5,667	27,453	4,818	2,351	17,408
Mortality and expense risk charges	(68,299)	(68,205)	(8,725)	(9,675)	(10,539)	(10,453)
Contract administration charges	(16,732)	(17,028)	(4,321)	(4,606)	(6,421)	(7,062)
Surrender benefits	(1,022,096)	(605,688)	(157,486)	(197,066)	(68,959)	(199,045)

Net increase (decrease) in net assets resulting from variable life activities	(232,570)	(42,052)	(411,169)	(282,071)	450,204	103,807

Total increase (decrease) in net assets	1,402,525	695,317	(113,127)	(70,560)	666,115	242,071
Net Assets:
Beginning of year	11,918,374	11,223,057	3,420,119	3,490,679	3,313,254	3,071,183

End of year	$13,320,899	$11,918,374	$3,306,992	$3,420,119	$3,979,369	$3,313,254

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2017

Note 1.    Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2017, consent dividends in Account I were:

Consent Dividends
Money Market Fund	$67
Limited Maturity Bond Fund	174,311
Quality Bond Fund	915,607
High Yield Bond Fund	940,723

17

Note 2.    Significant Accounting Policies (continued)

Consent Dividends
Flexibly Managed Fund	$22,406,623
Balanced Fund	2,560,743
Large Growth Stock Fund	8,039,029
Large Cap Growth Fund	540,800
Large Core Growth Fund	7,475,594
Large Cap Value Fund	3,289,469
Large Core Value Fund	3,849,768
Index 500 Fund	4,817,737
Mid Cap Growth Fund	647,194
Mid Cap Value Fund	2,485,344
Mid Core Value Fund	1,155,445
SMID Cap Growth Fund	224,840
SMID Cap Value Fund	424,235
Small Cap Growth Fund	2,483,691
Small Cap Value Fund	5,544,071
Small Cap Index Fund	204,418
Developed International Index Fund	72,002
International Equity Fund	7,411,800
Emerging Markets Equity Fund	46,489
Real Estate Securities Fund	1,015,315
Aggressive Allocation Fund	386,193
Moderately Aggressive Allocation Fund	1,671,426
Moderate Allocation Fund	1,950,983
Moderately Conservative Allocation Fund	443,919
Conservative Allocation Fund	372,973

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

18

Note 2.    Significant Accounting Policies (continued)

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2017:

	Purchases	Sales
Money Market Fund	$7,923,753	$10,663,188
Limited Maturity Bond Fund	1,402,390	1,029,252
Quality Bond Fund	1,876,123	3,704,312
High Yield Bond Fund	852,304	2,630,985
Flexibly Managed Fund	7,342,481	19,962,714
Balanced Fund	929,959	1,828,609
Large Growth Stock Fund	1,985,620	4,456,202
Large Cap Growth Fund	797,901	946,260
Large Core Growth Fund	1,206,526	6,227,536
Large Cap Value Fund	1,584,206	3,687,922
Large Core Value Fund	1,910,309	4,038,156
Index 500 Fund	5,236,743	6,717,194
Mid Cap Growth Fund	1,002,709	2,321,372
Mid Cap Value Fund	988,792	4,086,568
Mid Core Value Fund	2,117,810	2,432,441
SMID Cap Growth Fund	655,896	609,886
SMID Cap Value Fund	1,058,683	1,600,593
Small Cap Growth Fund	1,228,707	2,919,495
Small Cap Value Fund	2,895,740	6,043,484
Small Cap Index Fund	875,524	516,997
Developed International Index Fund	591,586	583,066
International Equity Fund	4,191,715	7,157,238
Emerging Markets Equity Fund	1,573,438	2,499,328
Real Estate Securities Fund	1,262,024	2,509,624
Aggressive Allocation Fund	610,713	730,167
Moderately Aggressive Allocation Fund	1,096,278	1,460,197
Moderate Allocation Fund	1,527,285	1,772,426
Moderately Conservative Allocation Fund	447,662	866,022
Conservative Allocation Fund	1,573,628	1,126,961

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $48,795,471 and $49,476,336 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2017 and 2016. These amounts charged include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

19

Note 4.    Related Party Transactions and Contract Charges (continued)

The following products assess mortality and expense charges as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75% of account value.	0.90% of account value.

Cornerstone VUL II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Cornerstone VUL III	0.45% of account value.	0.90% of account value.

Momentum Builder	0.65% of account value.	0.65% of account value.

Variable Estate Max	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Variable Estate Max II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL IV

0.45% on the first $25,000 of account value; 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% on the first $25,000 of account value; 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Survivorship Growth VUL

0.60% of account value (policy years 1 - 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 - 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max III

0.60% of account value (policy years 1 - 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 - 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

20

Note 4.    Related Party Transactions and Contract Charges (continued)

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Annual Contract Charge
Cornerstone VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Diversified Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 9 years.
Momentum Builder	Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.
Survivorship Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Variable Estate Max	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 5.    Accumulation Units

	December 31, 2017			December 31, 2016
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	627,967	(844,134)	1,347,977	1,343,241	(1,472,647)	1,564,144
Limited Maturity Bond Fund	87,348	(62,072)	573,435	80,387	(81,599)	548,159
Quality Bond Fund	87,401	(166,932)	1,307,964	127,690	(278,697)	1,387,495
High Yield Bond Fund	25,742	(75,736)	531,887	41,743	(87,700)	581,881
Flexibly Managed Fund	149,338	(326,560)	4,579,041	224,375	(483,111)	4,756,263
Balanced Fund	50,201	(96,318)	1,122,286	41,046	(151,868)	1,168,403
Large Growth Stock Fund	89,593	(178,289)	1,703,882	98,818	(326,013)	1,792,578
Large Cap Growth Fund	43,216	(51,435)	434,635	42,678	(55,487)	442,854
Large Core Growth Fund	68,820	(331,409)	2,624,989	73,983	(363,771)	2,887,578
Large Cap Value Fund	61,363	(114,302)	1,266,547	68,313	(207,728)	1,319,486

21

Note 5.    Accumulation Units (continued)

	December 31, 2017			December 31, 2016
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Core Value Fund	115,054	(239,852)	1,986,614	73,268	(304,533)	2,111,412
Index 500 Fund	193,907	(226,887)	2,984,937	124,968	(392,021)	3,017,917
Mid Cap Growth Fund	40,679	(94,533)	995,393	30,241	(158,442)	1,049,247
Mid Cap Value Fund	24,965	(91,956)	728,940	32,305	(141,703)	795,931
Mid Core Value Fund	68,770	(77,536)	302,140	46,969	(40,630)	310,906
SMID Cap Growth Fund	28,375	(25,689)	111,755	20,675	(41,679)	109,069
SMID Cap Value Fund	41,975	(64,020)	137,388	64,168	(37,933)	159,433
Small Cap Growth Fund	63,135	(127,280)	1,134,596	50,213	(202,497)	1,198,741
Small Cap Value Fund	49,539	(96,492)	801,478	24,867	(126,819)	848,431
Small Cap Index Fund	41,982	(24,666)	121,544	27,170	(16,505)	104,228
Developed International Index Fund	44,595	(46,249)	244,432	50,416	(50,732)	246,086
International Equity Fund	138,550	(204,982)	1,700,329	73,189	(237,546)	1,766,761
Emerging Markets Equity Fund	136,611	(207,437)	1,565,052	73,881	(249,041)	1,635,878
Real Estate Securities Fund	33,736	(69,064)	454,037	39,451	(57,912)	489,365
Aggressive Allocation Fund	34,682	(42,146)	145,411	17,670	(18,835)	152,875
Moderately Aggressive Allocation Fund	60,143	(79,217)	618,495	89,308	(68,637)	637,569
Moderate Allocation Fund	91,980	(109,136)	754,030	94,890	(99,642)	771,186
Moderately Conservative Allocation Fund	28,768	(56,832)	209,811	34,096	(54,232)	237,875
Conservative Allocation Fund	114,871	(80,335)	278,473	28,677	(21,394)	243,937
Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2017	December 31, 2017			For the Year ended December 31, 2017
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $20.99	1,347,977	$12.39 to $20.85	$17,310,736	0.01	0.40 to 0.90	(0.74) to 0.01
Limited Maturity Bond Fund	15.45 to 19.14	573,435	15.71 to 19.32	9,438,500	—	0.40 to 0.90	0.92 to 1.68
Quality Bond Fund	20.23 to 50.96	1,307,964	21.15 to 52.94	29,992,590	—	0.40 to 0.90	3.78 to 4.56
High Yield Bond Fund	29.02 to 79.22	531,887	31.03 to 84.55	19,531,331	—	0.40 to 0.90	6.62 to 7.42
Flexibly Managed Fund	43.78 to 187.08	4,579,041	50.34 to 213.74	279,038,429	—	0.40 to 0.90	14.14 to 14.99
Balanced Fund	17.10 to 18.32	1,122,286	19.46 to 20.94	22,567,661	—	0.40 to 0.90	13.41 to 14.26
Large Growth Stock Fund	12.28 to 51.66	1,703,882	16.28 to 68.35	47,382,388	—	0.40 to 0.90	32.17 to 33.16
Large Cap Growth Fund	14.45 to 16.38	434,635	18.44 to 21.00	8,946,085	—	0.40 to 0.90	27.24 to 28.19
Large Core Growth Fund	15.27 to 16.37	2,624,989	20.20 to 21.73	54,376,605	—	0.40 to 0.90	31.79 to 32.78
Large Cap Value Fund	21.05 to 88.18	1,266,547	24.02 to 100.41	44,654,612	—	0.40 to 0.90	13.75 to 14.60
Large Core Value Fund	15.26 to 16.35	1,986,614	17.51 to 18.83	35,973,824	—	0.40 to 0.90	14.35 to 15.20
Index 500 Fund	19.65 to 33.45	2,984,937	23.77 to 40.34	95,728,991	—	0.40 to 0.90	20.60 to 21.50
Mid Cap Growth Fund	13.78 to 29.20	995,393	17.44 to 36.83	27,185,844	—	0.40 to 0.90	26.13 to 27.08
Mid Cap Value Fund	35.30 to 49.57	728,940	41.28 to 57.79	34,372,318	—	0.40 to 0.90	16.58 to 17.45
Mid Core Value Fund	27.91 to 31.65	302,140	31.00 to 35.30	10,274,621	—	0.40 to 0.90	10.71 to 11.54
SMID Cap Growth Fund	19.30 to 20.68	111,755	24.52 to 26.38	2,902,222	—	0.40 to 0.90	26.61 to 27.56
SMID Cap Value Fund	23.16 to 24.82	137,388	26.07 to 28.05	3,769,116	—	0.40 to 0.90	12.16 to 13.00
Small Cap Growth Fund	14.38 to 42.45	1,134,596	17.87 to 52.60	28,710,791	—	0.40 to 0.90	23.91 to 24.84
Small Cap Value Fund	51.53 to 78.01	801,478	57.84 to 86.92	52,694,299	—	0.40 to 0.90	11.41 to 12.25

22

Note 6.    Financial Highlights (continued)

	January 1, 2017	December 31, 2017			For the Year ended December 31, 2017
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Small Cap Index Fund	$18.87 to $20.22	121,544	$21.38 to $23.00	$2,741,460	—	0.40 to 0.90	12.94 to 13.79
Developed International Index Fund	10.70 to 11.47	244,432	13.28 to 14.28	3,401,798	—	0.40 to 0.90	23.59 to 24.52
International Equity Fund	21.32 to 42.78	1,700,329	27.95 to 55.91	64,362,728	—	0.40 to 0.90	30.70 to 31.68
Emerging Markets Equity Fund	9.58 to 10.26	1,565,052	12.88 to 13.86	21,090,735	—	0.40 to 0.90	34.02 to 35.03
Real Estate Securities Fund	32.67 to 37.05	454,037	34.95 to 39.79	17,458,956	—	0.40 to 0.90	6.60 to 7.40
Aggressive Allocation Fund	15.16 to 16.25	145,411	18.14 to 19.51	2,807,582	—	0.40 to 0.90	19.18 to 20.07
Moderately Aggressive Allocation Fund	15.92 to 17.06	618,495	18.65 to 20.06	12,352,817	—	0.40 to 0.90	16.71 to 17.58
Moderate Allocation Fund	14.69 to 15.74	754,030	16.67 to 17.94	13,320,968	—	0.40 to 0.90	13.15 to 14.00
Moderately Conservative Allocation Fund	13.86 to 14.85	209,811	15.19 to 16.34	3,307,033	—	0.40 to 0.90	9.17 to 9.99
Conservative Allocation Fund	12.84 to 13.76	278,473	13.61 to 14.64	3,979,398	—	0.40 to 0.90	5.58 to 6.38

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.12	1,564,144	$12.39 to $20.99	$20,048,088	0.01	0.40 to 0.90	(0.74) to 0.01
Limited Maturity Bond Fund	15.06 to 18.80	548,159	15.45 to 19.14	8,911,585	—	0.40 to 0.90	1.82 to 2.59
Quality Bond Fund	19.39 to 49.17	1,387,495	20.23 to 50.96	30,484,551	—	0.40 to 0.90	3.54 to 4.31
High Yield Bond Fund	25.21 to 68.95	581,881	29.02 to 79.22	19,902,260	—	0.40 to 0.90	14.78 to 15.65
Flexibly Managed Fund	40.47 to 174.06	4,756,263	43.78 to 187.08	254,325,315	—	0.40 to 0.90	7.37 to 8.18
Balanced Fund	15.84 to 16.91	1,168,403	17.10 to 18.32	20,588,962	—	0.40 to 0.90	7.57 to 8.37
Large Growth Stock Fund	12.20 to 51.43	1,792,578	12.28 to 51.66	37,671,545	—	0.40 to 0.90	0.34 to 1.10
Large Cap Growth Fund	13.69 to 15.46	442,854	14.45 to 16.38	7,112,597	—	0.40 to 0.90	5.17 to 5.96
Large Core Growth Fund	15.32 to 16.35	2,887,578	15.27 to 16.37	45,180,928	—	0.40 to 0.90	(0.62) to 0.12
Large Cap Value Fund	18.94 to 79.52	1,319,486	21.05 to 88.18	40,963,728	—	0.40 to 0.90	10.78 to 11.62
Large Core Value Fund	13.98 to 14.92	2,111,412	15.26 to 16.35	33,248,962	—	0.40 to 0.90	8.73 to 9.55
Index 500 Fund	17.70 to 30.22	3,017,917	19.65 to 33.45	80,024,162	—	0.40 to 0.90	10.69 to 11.52
Mid Cap Growth Fund	13.01 to 27.64	1,049,247	13.78 to 29.20	22,526,453	—	0.40 to 0.90	5.63 to 6.42
Mid Cap Value Fund	30.26 to 42.61	795,931	35.30 to 49.57	32,106,855	—	0.40 to 0.90	16.33 to 17.20
Mid Core Value Fund	22.82 to 25.78	310,906	27.91 to 31.65	9,524,520	—	0.40 to 0.90	21.85 to 22.77
SMID Cap Growth Fund	18.23 to 19.46	109,069	19.30 to 20.68	2,209,212	—	0.40 to 0.90	5.48 to 6.27
SMID Cap Value Fund	18.57 to 19.82	159,433	23.16 to 24.82	3,855,009	—	0.40 to 0.90	24.27 to 25.20
Small Cap Growth Fund	13.29 to 39.34	1,198,741	14.38 to 42.45	24,486,636	—	0.40 to 0.90	7.90 to 8.71
Small Cap Value Fund	41.31 to 63.00	848,431	51.53 to 78.01	49,979,075	—	0.40 to 0.90	23.83 to 24.75
Small Cap Index Fund	15.74 to 16.80	104,228	18.87 to 20.22	2,063,537	—	0.40 to 0.90	19.48 to 20.37
Developed International Index Fund	10.71 to 11.43	246,086	10.70 to 11.47	2,754,219	—	0.40 to 0.90	(0.40) to 0.35
International Equity Fund	22.58 to 45.45	1,766,761	21.32 to 42.78	51,207,134	—	0.40 to 0.90	(5.87) to (5.16)
Emerging Markets Equity Fund	9.09 to 9.70	1,635,878	9.58 to 10.26	16,350,166	—	0.40 to 0.90	5.01 to 5.80
Real Estate Securities Fund	31.09 to 35.12	489,365	32.67 to 37.05	17,446,777	—	0.40 to 0.90	4.70 to 5.49
Aggressive Allocation Fund	14.17 to 15.12	152,875	15.16 to 16.25	2,426,210	—	0.40 to 0.90	6.66 to 7.46
Moderately Aggressive Allocation Fund	14.87 to 15.87	637,569	15.92 to 17.06	10,830,789	—	0.40 to 0.90	6.72 to 7.52
Moderate Allocation Fund	13.78 to 14.71	771,186	14.69 to 15.74	11,918,374	—	0.40 to 0.90	6.17 to 6.96
Moderately Conservative Allocation Fund	13.13 to 14.01	237,875	13.86 to 14.85	3,420,119	—	0.40 to 0.90	5.24 to 6.03
Conservative Allocation Fund	12.31 to 13.14	243,937	12.84 to 13.76	3,313,254	—	0.40 to 0.90	3.93 to 4.71

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.26	1,693,550	$12.39 to $21.12	$21,772,650	0.01	0.40 to 0.90	(0.77) to 0.01
Limited Maturity Bond Fund	14.94 to 18.79	549,371	15.06 to 18.80	8,705,548	—	0.40 to 0.90	(0.01) to 0.78

23

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Quality Bond Fund	$19.32 to $49.30	1,538,502	$19.39 to $49.17	$33,110,647	—	0.40 to 0.90	(0.41) to 0.37
High Yield Bond Fund	26.20 to 71.82	627,838	25.21 to 68.95	18,703,652	—	0.40 to 0.90	(4.13) to (3.37)
Flexibly Managed Fund	38.54 to 166.86	5,014,999	40.47 to 174.06	250,374,066	—	0.40 to 0.90	4.17 to 4.99
Balanced Fund	15.86 to 16.79	1,279,225	15.84 to 16.91	20,859,167	—	0.40 to 0.90	(0.11) to 0.68
Large Growth Stock Fund	11.09 to 46.85	2,019,773	12.20 to 51.43	41,655,495	—	0.40 to 0.90	9.65 to 10.51
Large Cap Growth Fund	13.82 to 15.49	455,663	13.69 to 15.46	6,898,835	—	0.40 to 0.90	(0.93) to (0.15)
Large Core Growth Fund	15.18 to 16.08	3,177,366	15.32 to 16.35	49,806,898	—	0.40 to 0.90	0.89 to 1.68
Large Cap Value Fund	19.89 to 83.68	1,458,901	18.94 to 79.52	40,492,844	—	0.40 to 0.90	(5.10) to (4.35)
Large Core Value Fund	14.21 to 15.04	2,342,677	13.98 to 14.92	33,751,483	—	0.40 to 0.90	(1.58) to (0.81)
Index 500 Fund	17.61 to 30.15	3,284,970	17.70 to 30.22	78,458,085	—	0.40 to 0.90	0.21 to 1.00
Mid Cap Growth Fund	13.87 to 29.56	1,177,448	13.01 to 27.64	23,728,275	—	0.40 to 0.90	(6.52) to (5.78)
Mid Cap Value Fund	33.03 to 46.66	905,329	30.26 to 42.61	31,231,806	—	0.40 to 0.90	(8.71) to (7.98)
Mid Core Value Fund	23.36 to 26.18	304,567	22.82 to 25.78	7,613,985	—	0.40 to 0.90	(2.29) to (1.51)
SMID Cap Growth Fund	18.66 to 19.76	130,073	18.23 to 19.46	2,474,012	—	0.40 to 0.90	(2.29) to (1.52)
SMID Cap Value Fund	19.85 to 21.02	133,198	18.57 to 19.82	2,569,471	—	0.40 to 0.90	(6.43) to (5.69)
Small Cap Growth Fund	13.30 to 39.50	1,351,025	13.29 to 39.34	25,309,430	—	0.40 to 0.90	(0.44) to 0.35
Small Cap Value Fund	43.69 to 67.14	950,383	41.31 to 63.00	45,001,273	—	0.40 to 0.90	(6.20) to (5.46)
Small Cap Index Fund	16.72 to 17.70	93,563	15.74 to 16.80	1,542,536	—	0.40 to 0.90	(5.86) to (5.12)
Developed International Index Fund	10.95 to 11.59	246,402	10.71 to 11.43	2,755,625	—	0.40 to 0.90	(2.16) to (1.39)
International Equity Fund	21.89 to 44.20	1,931,118	22.58 to 45.45	59,083,432	—	0.40 to 0.90	2.78 to 3.59
Emerging Markets Equity Fund	10.28 to 10.89	1,811,038	9.09 to 9.70	17,129,573	—	0.40 to 0.90	(11.58) to (10.89)
Real Estate Securities Fund	29.78 to 33.38	507,826	31.09 to 35.12	17,175,167	—	0.40 to 0.90	4.40 to 5.22
Aggressive Allocation Fund	14.51 to 15.36	154,040	14.17 to 15.12	2,275,149	—	0.40 to 0.90	(2.36) to (1.59)
Moderately Aggressive Allocation Fund	15.16 to 16.05	616,898	14.87 to 15.87	9,746,104	—	0.40 to 0.90	(1.92) to (1.14)
Moderate Allocation Fund	13.97 to 14.79	775,938	13.78 to 14.71	11,223,057	—	0.40 to 0.90	(1.33) to (0.55)
Moderately Conservative Allocation Fund	13.26 to 14.04	258,011	13.13 to 14.01	3,490,679	—	0.40 to 0.90	(1.00) to (0.22)
Conservative Allocation Fund	12.40 to 13.13	236,654	12.31 to 13.14	3,071,183	—	0.40 to 0.90	(0.71) to 0.08

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.39	1,725,647	$12.39 to $21.26	$22,375,727	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	14.92 to 18.90	580,215	14.94 to 18.79	9,165,304	—	0.45 to 0.90	(0.72) to 0.12
Quality Bond Fund	18.38 to 47.22	1,668,114	19.32 to 49.30	35,527,886	—	0.45 to 0.90	4.16 to 5.05
High Yield Bond Fund	25.84 to 70.97	636,847	26.20 to 71.82	19,765,361	—	0.45 to 0.90	0.94 to 1.80
Flexibly Managed Fund	34.37 to 149.79	5,378,418	38.54 to 166.86	260,085,433	—	0.45 to 0.90	11.12 to 12.07
Balanced Fund	14.59 to 15.31	1,370,004	15.86 to 16.79	22,256,923	—	0.45 to 0.90	8.67 to 9.60
Large Growth Stock Fund	10.28 to 43.51	2,164,016	11.09 to 46.85	40,779,931	—	0.45 to 0.90	7.39 to 8.31
Large Cap Growth Fund	12.53 to 13.92	485,262	13.82 to 15.49	7,367,660	—	0.45 to 0.90	10.29 to 11.24
Large Core Growth Fund	14.22 to 14.92	3,507,782	15.18 to 16.08	54,343,752	—	0.45 to 0.90	6.76 to 7.68
Large Cap Value Fund	17.95 to 75.66	1,520,552	19.89 to 83.68	44,552,100	—	0.45 to 0.90	10.32 to 11.26
Large Core Value Fund	12.88 to 13.52	2,562,580	14.21 to 15.04	37,372,439	—	0.45 to 0.90	10.29 to 11.23
Index 500 Fund	15.62 to 26.82	3,511,843	17.61 to 30.15	83,353,816	—	0.45 to 0.90	12.24 to 13.20
Mid Cap Growth Fund	12.72 to 27.20	1,259,079	13.87 to 29.56	27,019,440	—	0.45 to 0.90	8.51 to 9.44
Mid Cap Value Fund	29.19 to 41.36	933,597	33.03 to 46.66	35,321,366	—	0.45 to 0.90	12.65 to 13.62
Mid Core Value Fund	20.25 to 22.49	364,140	23.36 to 26.18	9,254,616	—	0.45 to 0.90	15.33 to 16.32
SMID Cap Growth Fund	18.72 to 19.64	142,809	18.66 to 19.76	2,752,860	—	0.45 to 0.90	(0.29) to 0.56
SMID Cap Value Fund	18.34 to 19.24	140,529	19.85 to 21.02	2,866,683	—	0.45 to 0.90	8.27 to 9.20
Small Cap Growth Fund	12.39 to 36.90	1,402,811	13.30 to 39.50	26,384,935	—	0.45 to 0.90	6.87 to 7.78
Small Cap Value Fund	40.78 to 63.13	1,030,171	43.69 to 67.14	52,147,139	—	0.45 to 0.90	6.19 to 7.10
Small Cap Index Fund	16.19 to 16.99	98,073	16.72 to 17.70	1,710,425	—	0.45 to 0.90	3.27 to 4.15
Developed International Index Fund	11.76 to 12.34	209,098	10.95 to 11.59	2,376,135	—	0.45 to 0.90	(6.94) to (6.15)
International Equity Fund	21.36 to 43.26	2,053,404	21.89 to 44.20	61,199,238	—	0.45 to 0.90	2.03 to 2.90
Emerging Markets Equity Fund	10.91 to 11.45	1,854,765	10.28 to 10.89	19,726,661	—	0.45 to 0.90	(5.76) to (4.96)

24

Note 6.    Financial Highlights (continued)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Real Estate Securities Fund	$23.08 to $25.63	571,605	$29.78 to $33.38	$18,368,152	—	0.45 to 0.90	29.06 to 30.17
Aggressive Allocation Fund	13.71 to 14.39	212,290	14.51 to 15.36	3,156,580	—	0.45 to 0.90	5.82 to 6.73
Moderately Aggressive Allocation Fund	14.39 to 15.10	668,359	15.16 to 16.05	10,686,907	—	0.45 to 0.90	5.33 to 6.23
Moderate Allocation Fund	13.35 to 14.00	727,818	13.97 to 14.79	10,587,656	—	0.45 to 0.90	4.69 to 5.58
Moderately Conservative Allocation Fund	12.74 to 13.37	244,653	13.26 to 14.04	3,332,007	—	0.45 to 0.90	4.07 to 4.96
Conservative Allocation Fund	12.06 to 12.66	255,681	12.40 to 13.13	3,313,684	—	0.45 to 0.90	2.82 to 3.70

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.53	1,876,684	$12.39 to $21.39	$24,396,856	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	14.93 to 19.06	632,708	14.92 to 18.90	10,027,964	—	0.45 to 0.90	(0.98) to (0.14)
Quality Bond Fund	18.94 to 48.98	1,733,063	18.38 to 47.22	35,445,476	—	0.45 to 0.90	(3.84) to (3.02)
High Yield Bond Fund	24.06 to 66.20	698,206	25.84 to 70.97	21,448,494	—	0.45 to 0.90	6.94 to 7.86
Flexibly Managed Fund	28.11 to 123.29	5,661,002	34.37 to 149.79	246,278,603	—	0.45 to 0.90	21.19 to 22.24
Balanced Fund	12.61 to 13.12	1,494,576	14.59 to 15.31	22,260,075	—	0.45 to 0.90	15.70 to 16.69
Large Growth Stock Fund	7.42 to 31.48	2,337,427	10.28 to 43.51	40,388,451	—	0.45 to 0.90	37.87 to 39.06
Large Cap Growth Fund	10.27 to 11.30	528,483	12.53 to 13.92	7,192,449	—	0.45 to 0.90	21.99 to 23.04
Large Core Growth Fund	10.40 to 10.82	3,918,293	14.22 to 14.92	56,665,734	—	0.45 to 0.90	36.67 to 37.85
Large Cap Value Fund	13.54 to 57.17	1,689,594	17.95 to 75.66	44,878,381	—	0.45 to 0.90	32.01 to 33.15
Large Core Value Fund	10.02 to 10.42	2,771,656	12.88 to 13.52	36,487,351	—	0.45 to 0.90	28.61 to 29.73
Index 500 Fund	11.90 to 20.49	3,803,734	15.62 to 26.82	80,057,439	—	0.45 to 0.90	30.69 to 31.82
Mid Cap Growth Fund	9.35 to 20.04	1,374,441	12.72 to 27.20	27,009,173	—	0.45 to 0.90	35.50 to 36.67
Mid Cap Value Fund	21.53 to 30.59	1,025,821	29.19 to 41.36	34,273,341	—	0.45 to 0.90	34.98 to 36.15
Mid Core Value Fund	15.82 to 17.42	356,925	20.25 to 22.49	7,805,075	—	0.45 to 0.90	27.99 to 29.10
SMID Cap Growth Fund	13.22 to 13.75	142,830	18.72 to 19.64	2,736,524	—	0.45 to 0.90	41.56 to 42.78
SMID Cap Value Fund	13.41 to 13.94	185,407	18.34 to 19.24	3,484,307	—	0.45 to 0.90	36.76 to 37.94
Small Cap Growth Fund	9.04 to 27.02	1,510,781	12.39 to 36.90	26,498,906	—	0.45 to 0.90	36.37 to 37.55
Small Cap Value Fund	29.35 to 45.79	1,124,047	40.78 to 63.13	53,387,228	—	0.45 to 0.90	37.68 to 38.88
Small Cap Index Fund	11.82 to 12.30	69,088	16.19 to 16.99	1,155,538	—	0.45 to 0.90	36.90 to 38.08
Developed International Index Fund	9.80 to 10.19	152,609	11.76 to 12.34	1,847,214	—	0.45 to 0.90	20.00 to 21.03
International Equity Fund	20.25 to 41.13	2,177,212	21.36 to 43.26	63,373,873	—	0.45 to 0.90	5.02 to 5.92
Emerging Markets Equity Fund	11.13 to 11.58	1,940,367	10.91 to 11.45	21,757,280	—	0.45 to 0.90	(2.01) to (1.18)
Real Estate Securities Fund	22.58 to 24.86	573,237	23.08 to 25.63	14,259,976	—	0.45 to 0.90	2.21 to 3.08
Aggressive Allocation Fund	11.30 to 11.75	198,010	13.71 to 14.39	2,765,342	—	0.45 to 0.90	21.39 to 22.44
Moderately Aggressive Allocation Fund	12.19 to 12.67	684,845	14.39 to 15.10	10,306,204	—	0.45 to 0.90	18.10 to 19.11
Moderate Allocation Fund	11.80 to 12.27	693,970	13.35 to 14.00	9,566,825	—	0.45 to 0.90	13.08 to 14.05
Moderately Conservative Allocation Fund	11.76 to 12.23	310,741	12.74 to 13.37	4,063,335	—	0.45 to 0.90	8.37 to 9.30
Conservative Allocation Fund	11.65 to 12.12	210,423	12.06 to 12.66	2,620,287	—	0.45 to 0.90	3.49 to 4.38

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

25

Note 6.    Financial Highlights (continued)

***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2017 and through the Account I Financial Statement date of issuance of April 4, 2018 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

26

PM8441   05/18

PennMutual®
The Penn Mutual
Life Insurance Company
2017 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 16, 2018

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2017	2016

ADMITTED ASSETS
Bonds	$9,209,554	$8,629,523
Stocks:
Preferred	112,008	107,952
Common — affiliated	503,949	478,379
Common — unaffiliated	64,362	83,659
Real estate	34,547	33,441
Policy loans	330,687	318,808
Cash and short-term investments	299,313	213,173
Alternative assets	528,493	483,258
Derivatives	95,569	69,966
Other invested assets	557,474	507,515

TOTAL INVESTMENTS	11,735,956	10,925,674

Investment income due and accrued	104,559	114,116
Premiums due and deferred	89,731	78,734
Deferred tax asset	218,068	224,409
Corporate owned life insurance	221,652	213,410
Amounts recoverable from reinsurers	29,720	26,579
Other assets	240,148	220,266
Separate account assets	8,029,575	7,302,608

TOTAL ASSETS	$20,669,409	$19,105,796

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$8,885,673	$8,428,158
Dividends to policyholders payable in the following year	96,395	58,304
Policy claims in process	51,629	45,528
Interest maintenance reserve	160,106	147,441
Asset valuation reserve	141,481	118,526
Drafts outstanding	36,896	25,109
Funds held under coinsurance	849,354	707,302
Other liabilities	386,999	316,187
Derivatives	333,901	216,017
Separate account liabilities	8,029,575	7,302,608

TOTAL LIABILITIES	18,972,009	17,365,180

SURPLUS
Surplus notes	389,816	389,606
Unassigned surplus	1,307,584	1,351,010

TOTAL SURPLUS	1,697,400	1,740,616

TOTAL LIABILITIES AND SURPLUS	$20,669,409	$19,105,796

The accompanying notes are an integral part of these financial statements.

2017 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2017	2016

REVENUE
Premium and annuity considerations	$830,599	$1,269,008
Net investment income	553,138	520,466
Other revenue	676,785	547,979

TOTAL REVENUE	2,060,522	2,337,453

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,108,084	1,269,437
Increase in reserves for payment of future insurance and annuity benefits	408,268	653,172
Commissions	146,628	148,544
Operating expenses	306,622	314,974
Other expenses	254,450	83,066
Net transfer (from) separate accounts	(200,019)	(234,134)

TOTAL BENEFITS AND EXPENSES	2,024,033	2,235,059

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	36,489	102,394

Dividends to policyholders	96,924	60,637

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	(60,435)	41,757

Federal income tax (benefit)	(87,848)	(31,661)

GAIN FROM OPERATIONS	27,413	73,418

Net realized capital (losses)/gains, net of tax	(67,901)	25,943

NET (LOSS)/INCOME	$(40,488)	$99,361

SURPLUS
Net (loss)/income	$(40,488)	$99,361
Change due to reinsurance	53,080	(3,100)
Change in asset valuation reserve	(22,955)	(37,014)
Change in net unrealized capital losses, net of tax	(38,974)	(62,326)
Change in net deferred income tax	(90,706)	(5,827)
Change in funded status of postretirement plans, net of tax	(83)	(3,080)
Change in surplus notes	210	194
Change in nonadmitted assets	96,700	(35,284)

Change in surplus	(43,216)	(47,076)

Surplus, beginning of year	1,740,616	1,787,692

Surplus, end of year	$1,697,400	$1,740,616

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2017	2016

OPERATIONS
Premium and annuity considerations	$1,341,507	$1,486,589
Net investment income	624,375	547,503
Other revenue	259,755	280,996

CASH PROVIDED BY OPERATIONS	2,225,637	2,315,088

Benefits paid	1,062,133	1,207,770
Commissions and operating expenses	679,538	531,564
Net transfers (from)/to separate accounts	(218,787)	(255,747)
Dividends to policyholders	14,578	15,621
Taxes (refunded)/paid on operating income and realized investment losses	(4,316)	(19,674)

CASH USED IN OPERATIONS	1,533,146	1,479,534

NET CASH PROVIDED BY OPERATIONS	692,491	835,554

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,318,097	1,097,483
Preferred and common stocks	71,032	58,665
Limited partnerships, real estate and other invested assets	108,246	45,801
Net (losses)/gains on cash, cash equivalents short-term investments	(2)	11
Derivatives	4,655	110,834

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,502,028	1,312,794

Cost of investments acquired:
Bonds	1,899,406	1,587,777
Preferred and common stock	71,789	175,400
Limited partnerships, real estate and other invested assets	214,240	190,118
Derivatives	(7,964)	63,594

TOTAL COST OF INVESTMENTS ACQUIRED	2,177,471	2,016,889

Net increase in policy loans	(4,069)	(7,365)

NET CASH USED IN INVESTMENT ACTIVITIES	(679,512)	(711,460)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type contracts	38,349	(162,484)
Other cash applied, net	34,812	6,492

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	73,161	(155,992)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	86,140	(31,898)

Cash and short-term investments:
Beginning of year	213,173	245,071

End of year	$299,313	$213,173

…continued -

2017 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2017	2016

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Common stock acquired as a return of capital/dividend	$5,753	$6,002
Premiums paid from benefits	16,447	27,366
Premiums paid by dividend	44,255	35,002
Premiums paid by policy loan	7,811	6,716
Capitalized interest	1,059	1,463
Bond exchange	46,985	6,179
Other	10,226	5,452

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career advisers, and independent advisers. The Company is licensed to write business in all fifty states and the District of Columbia.

On December 31, 2016, the Company acquired Vantis Life Insurance Company (“Vantis”), a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which included goodwill of $21,401.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc. (“HTK”), Vantis, Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) and Dresher Run I, LLC (“Dresher Run”) are admitted assets. Certain assets of ISP and Dresher Run are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;
(i)	the Company’s investment in PMAM’s Private Funds, the PMAM Global Unconstrained Bond Fund (“GUBF”) and the Credit Opportunities Fund (“Credit Ops”), is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

2017 Statutory Financial Statements	Page 5

($ in Thousands)

(j)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;
(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(l)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;
(m)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;
(n)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;
(o)	comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(p)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(q)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(r)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “intent and ability not to sell” criteria; and
(s)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

The Company’s net income, excluding net income related to non-controlling interest, as presented in its consolidated financial statements prepared in conformity with GAAP was $593,974 and $210,816 for the years ended December 31, 2017 and 2016, respectively. The Company’s equity, as presented in its consolidated financial statements prepared in conformity with GAAP was $4,188,492 and $3,362,755 as of December 31, 2017 and 2016, respectively.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly adjusted. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill is being amortized over 10 years. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was obtained in 2016.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag. Refer to Note 3 for additional information regarding investments in alternative assets.

2017 Statutory Financial Statements	Page 7

($ in Thousands)

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into interest rate swaps and equity options in the form of call spreads that qualify for hedge accounting. The interest rate swaps have been designated to qualify as cash flow and fair value hedges of the impact of changing interest rates on bonds in the corporate bond portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

Interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding investments in LIHTC.

Other invested assets also include notes receivable from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Fund(s) and receivables for unsettled investment transactions. Refer to Note 11 for additional information regarding these other invested assets.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2017				2016

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$265	$11,998	NA		$508	$9,502	NA
Uncollected loading	(231)	(951)	NA		(435)	(954)	NA

Net uncollected	34	11,047	298	11,379	73	8,548	$382	$9,003

Deferred premium	17,571	68,669	NA		16,175	58,868	NA
Deferred loading	(15,222)	8,389	NA		(12,876)	8,440	NA

Net deferred	$2,349	$77,058	$6	$79,413	$3,299	$67,308	$5	$70,612

Subtotal — gross deferred and uncollected				90,792				79,615
Nonadmitted				(1,061)				(881)

Premiums due and deferred , net				$89,731				$78,734

FEDERAL INCOME TAX  The Tax Cut and Jobs Act of 2017 (“Tax Reform”) was enacted on December 22, 2017, reducing the statutory federal income tax rate from 35% to 21%, effective January 1, 2018. Changes primarily relate to the rate change on the Company’s net deferred tax assets existing at the date of enactment and is recorded as a reduction of Surplus through Change in Net deferred income tax. The impact of Tax Reform is based on the best information currently available and may change as a result of changes in interpretations and the Company’s assumptions. The impact of Tax Reform is included in Note 9.

2017 Statutory Financial Statements	Page 9

($ in Thousands)

The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Refer to Note 10 for further discussion.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $107,025 and $105,153, less accumulated depreciation of $88,648 and $85,008 at December 31, 2017 and 2016, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2017 and 2016 was $3,640 and $3,541, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements. See Note 6 for additional information regarding derivative transactions and Note 11 for additional information regarding related party transactions.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets, which reflects fair value. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2017 and 2016, the Company’s total nonadmitted assets were $123,570 and $220,270, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

2017 Statutory Financial Statements	Page 11

($ in Thousands)

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $5,595,880 and $7,035,410 and as of December 31, 2017 and 2016, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. See Note 12 for additional discussion of terminal dividends in regard to recent litigation.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The  AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position. Refer to Note 8 for additional disclosures on the Company’s benefit plans.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). See Note 8 for additional disclosures on the Company’s benefit plans.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2017 and 2016, the amortized cost basis of the 2010 Notes was $192,310 and $192,182, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2017 and 2016, respectively. Total interest paid since the issuance of the 2010 Notes is $110,563.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2017 and 2016, the amortized cost basis of the 2004 Notes was $197,510 and $197,424, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2017 and 2016, respectively. Total interest paid since the issuance of the 2004 Notes is $176,520.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2017, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and co/modco reinsurance. Other expenses also includes benefits paid by the Company under reinsurance agreements with PIA relating to index credits on certain universal life policies.

2017 Statutory Financial Statements	Page 13

($ in Thousands)

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’ s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock - unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2017 and 2016, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2017	Maximum during 2017	2016	Maximum during 2016

Debt — Advances	$—	$—	$—	$—
Funding Agreements	350,000	800,000	300,000	600,000

Total	$350,000	$800,000	$300,000	$600,000

NEW ACCOUNTING STANDARDS

Effective December 31, 2017, the Company adopted NAIC revisions to SSAP No. 2, “Cash, Drafts and Short-term Investments.” The revision requires money market funds previously classified as short-term investments to be moved to cash equivalents, and be recorded at fair value with net asset value (NAV) allowed as a practical expedient to estimate fair value. The adoption of this guidance is not material to the Company.

Effective January 1, 2017, the Company adopted NAIC additional revisions to SSAP No. 26, and SSAP No. 43R. The guidance added disclosure requirements related to the amount such prepayment penalties and acceleration fees received disaggregated by certain types of call features. The impact of this revised guidance in the Company’s financial statements is reflected in Note 3.

Principle Based Reserves (VM -20) became effective January 1, 2017. The regulation allows insurers to develop reserves that are more reflective of the risks embedded in the products through the use of the Company’s own experience in the development of the critical assumptions used in the calculation. The regulation impacts new issues prospectively and there is a three year safe harbor until full compliance is required. The Company elected to implement the methodology for new issues of Fixed Universal Life with Secondary Guarantees and Term while exercising the safe harbor for all other products.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

In November 2016, the NAIC adopted revisions to SSAP No. 56, “Separate Accounts,” that removed the requirement to disclose the total maximum guarantee for separate account products by the general account of a reporting entity. The revised guidance is effective for the year ending December 31, 2016. The Company is no longer disclosing this amount in Note 5.

In November 2016, the NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (“SSAP No. 26”), and SSAP No. 43R, “Loan-Backed and Structured Securities” (“SSAP No. 43R”), that added clarification to certain existing disclosure requirements. The revisions clarified that loan backed securities are within the scope of the disclosure of carrying value, fair value, and gross unrealized gains and gross unrealized losses for bonds. The revisions also clarified that bonds classified as short-term investments are to be included in the scope of the disclosure of carrying value and fair value disaggregated by maturity periods. The new guidance is effective for the year ending December 31, 2016. The impact of this revised guidance on the Company’s disclosures is included in Note 3.

In June 2016, the NAIC adopted revisions to SSAP No. 1, “Disclosure of Accounting, Policies, Risks & Uncertainties, and Other Disclosures” (“SSAP No. 1”), which require disclosure of the nature, amount, and location within the financial statements of any assets received as collateral and related offsetting liabilities. The revised guidance is effective for the year ending December 31, 2016. The impact of this revised guidance in the Company’s financial statements is reflected in Note 6.

In June 2016, the NAIC adopted additional revisions to SSAP No. 1. The guidance promulgated a disclosure requirement for investments in securities with an NAIC designation of 5*. The new disclosure requires a comparative presentation of the number of such securities held, aggregate carrying value and aggregate fair value, disaggregated by certain general investment categories. The guidance became effective upon adoption and is applicable for the year ended December 31, 2016. The adoption of this guidance was not material to the Company.

In June 2016, the NAIC adopted revisions to SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SSAP No. 97”), that clarified the types of SCAs that fall within the scope of this disclosure. The additional revisions also provide a template for a tabular disclosure presentation. The impact of this adopted guidance on the Company’s financial statement disclosures is reflected in Note 11.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2017	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$748,332	$25,236	$5,202	$768,366
States and political subdivisions	1,211,498	149,886	4,205	1,357,179
Corporate securities	4,040,845	426,303	9,922	4,457,226
Hybrids	183,289	9,309	535	192,063
Residential mortgage-backed securities	475,193	13,785	3,077	485,901
Commercial mortgage-backed securities	1,734,690	79,150	9,115	1,804,725
Asset-backed securities	815,707	54,209	2,794	867,122

Total bonds	9,209,554	757,878	34,850	9,932,582
Redeemable preferred stock	112,008	5,165	513	116,660

Total bonds and preferred stock	$9,321,562	$763,043	$35,363	$10,049,242

2017 Statutory Financial Statements	Page 15

($ in Thousands)

		Gross Unrealized Capital
2016	Admitted Value	Gains	Losses	Estimated Fair Value
U.S. Treasury, U.S. Agency and other governmental securities	$223,027	$7,815	$7,032	$223,810
States and political subdivisions	1,166,572	120,143	9,482	1,277,233
Corporate securities	4,008,242	305,577	48,335	4,265,484
Hybrids	174,008	2,674	2,784	173,898
Residential mortgage-backed securities	307,964	12,184	3,327	316,821
Commercial mortgage-backed securities	1,678,683	44,769	18,322	1,705,130
Asset-backed securities	1,071,027	30,735	10,633	1,091,129

Total bonds	8,629,523	523,897	99,915	9,053,505
Redeemable preferred stock	107,952	3,143	3,456	107,639

Total bonds and preferred stock	$8,737,475	$527,040	$103,371	$9,161,144

Included in the table above are securities restricted for use under various reinsurance agreements with an admitted value and fair value totaling $1,421,296 and $1,573,852, respectively, as of December 31, 2017 and $1,039,806 and $1,119,265, respectively as of December 31, 2016.

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $54,334 and $56,238, respectively, of subprime mortgages.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2017 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$153,962	157,510
Due after one year through five years	478,017	497,034
Due after five years through ten years	1,050,839	1,109,107
Due after ten years	4,413,380	4,922,351
Residential mortgage-backed securities (1)	489,896	500,244
Commercial mortgage-backed securities (1)	1,803,141	1,874,127
Asset-backed securities (1)	820,319	872,209

Total bonds	9,209,554	9,932,582
Redeemable preferred stock	112,008	116,660

TOTAL BONDS AND PREFERRED STOCK	$9,321,562	$10,049,242

(1) Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $101,057, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.27 years.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

Investments on deposit with regulatory authorities as required by law were $4,265 and $3,848 at December 31, 2017 and 2016, respectively. Investments pledged as collateral for derivative contracts were $237,280 and $2,194 at December 31, 2017 and 2016, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

At December 31, 2017, the largest industry concentration of the Company’s portfolio was investments in the Electric sector of $648,800, representing 7.0% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2017	2016

Balance, beginning of period	$30,146	$30,731
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(4,748)	(585)
Credit loss impairments previously recognized on securities impaired to fair value during the period		—
Credit loss impairment recognized in the current period on securities not previously impaired		—
Additional credit loss impairments recognized in the current period on securities previously impaired		—

Balance, end of period	$25,398	$30,146

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2017 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2017	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$94,739	$598	$49,077	$4,604	$143,816	$5,202
States and political subdivisions	47,240	270	77,013	3,935	124,253	4,205
Corporate securities	165,742	2,384	180,684	7,538	346,426	9,922
Hybrids	1,997	3	11,698	532	13,695	535
Residential mortgage-backed securities	133,583	1,725	43,982	1,352	177,565	3,077
Commercial mortgage-backed securities	212,241	3,859	78,557	5,256	290,798	9,115
Asset-backed securities	36,951	315	64,178	2,479	101,129	2,794

Total bonds	692,493	9,154	505,189	25,696	1,197,682	34,850
Redeemable preferred stock	11,838	149	9,482	364	21,320	513

Total bonds and redeemable preferred stock	$704,331	$9,303	$514,671	$26,060	$1,219,002	$35,363

2017 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2016	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$33,551	$2,728	$33,250	$4,304	$66,801	$7,032
States and political subdivisions	253,077	7,917	15,482	1,565	268,559	9,482
Corporate securities	941,205	31,974	206,014	16,361	1,147,219	48,335
Hybrids	57,930	1,827	15,967	957	73,897	2,784
Residential mortgage-backed securities	157,939	3,151	17,457	176	175,396	3,327
Commercial mortgage-backed securities	419,994	7,644	250,223	10,678	670,217	18,322
Asset-backed securities	308,589	6,725	122,060	3,908	430,649	10,633

Total bonds	2,172,285	61,966	660,453	37,949	2,832,738	99,915
Redeemable preferred stock	62,882	3,433	1,152	23	64,034	3,456

Total bonds and redeemable preferred stock	$2,235,167	$65,399	$661,605	$37,972	$2,896,772	$103,371

Included in the December 31, 2017 amounts above is the interest portion of other-than-temporary impairments on securities of $871.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2017, totaled 26% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 74% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $30,444 or 86% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2.

Unrealized losses on fixed maturity securities with a rating below investment grade represent $4,919 or 14% of the Company’s total fixed maturities unrealized losses.

The decrease in the gross unrealized loss position is primarily related to the decrease in treasury yields; the 10 year and 30 year treasury rates fell four basis points and 33 basis points, respectively. Additionally, spreads on investment grade and high yield fell 29 basis points and 66 basis points, respectively.

U.S. Treasury, U.S. Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $5,202 or 15% of the Company’s unrealized losses for debt securities. Gross unrealized losses were spread over 16 securities.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $4,205 or 12% of the Company’s unrealized losses for debt securities. Gross unrealized losses were spread over 41 securities.

Corporate Securities  Unrealized losses on corporate securities were $9,922 or 28% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 108 individual securities with varying interest rates and maturities. There was one corporate security with a fair value below 80% of the security’s amortized cost with a $233 unrealized capital loss for greater than 12 months

Hybrid Securities  Unrealized losses on corporate securities were $535 or 2% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 3 individual securities with varying interest rates and maturities. There were no hybrid securities with a fair value below 80% of the security’s amortized cost.

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $12,192 or 34% of the total unrealized losses for debt securities. These losses were spread across 101 fixed and variable rate securities, 95% of which are investment grade. There was 1 mortgage-backed security that was priced below 80% of the security’s amortized cost. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized losses on asset-backed securities were $2,794 or 8% of the total unrealized losses for debt securities. These losses are spread across 22 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized capital losses on redeemable preferred stock were $513 or 1% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 21 individual securities. There were no redeemable preferred stocks that were priced below 80% of the security’s amortized cost.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Estimated Fair Value

December 31, 2017	$72,087	$169	$7,894	$64,362
December 31, 2016	95,609	467	12,417	83,659

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2017	$11,486	$593	$34,039	$7,301	$45,525	$7,894
December 31, 2016	8,097	661	50,652	11,756	58,749	12,417

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 10 individual securities. There were 2 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2017 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

2017 Statutory Financial Statements	Page 19

($ in Thousands)

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2017 and 2016 was $1,767 and $1,578, respectively. The Company also invested $14,000 and $12,000 in FHLB-PGH Activity Stock as of December 31, 2017 and 2016. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2017 and 2016, the Company’s borrowing capacity with the FHLB-PGH was $1,180,319 and $792,580, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2017	Maximum during 2017	December 31 2016	Maximum during 2016

Carrying value	$395,694	$883,761	$344,103	$650,743
Fair value	422,033	928,375	363,639	720,196

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the years ended December 31, 2017 and 2016 was $3,249 and $3,839, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2017, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2017	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	—	—	—	—

Total other-than-temporary impairments	$—	$—	$—	$—

For the year ended December 31, 2016, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2016	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	13,046	—	6,645	6,401

Total other-than-temporary impairments	$13,046	$—	$6,645	$6,401

In addition, during the years ended December 31, 2017 and 2016, the Company recognized realized losses of $195 and $1,191, respectively, related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2017 and 2016, accumulated depreciation on real estate amounted to $22,891 and $21,127, respectively.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2017	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$200,342	$136,447
MBO	81,043	112,948
Distressed	47,775	75,433
Real asset	74,854	90,436
Mezzanine	18,751	21,107
Infrastructure*	16,304	123	Semi-annually	30 Days
Hedge funds	3,234	0	Monthly	5-90 Days
Secondaries	14,514	17,329
Fund of funds	15,429	6,510
Senior mezzanine	7,176	8,679
Direct lending	4,565	1,402
Growth	30,506	32,914
Credit	14,000	16,000

Total Alternative Assets	$528,493	$519,328

*	Redemption option only applies to one infrastructure fund (Value = $7,095; Unfunded Commitment = $0)

2016	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$192,444	$138,265
MBO	72,259	107,545
Distressed	48,390	64,431
Real asset	63,286	42,725
Mezzanine	18,729	19,422
Infrastructure*	17,730	123	Semi-annually	30 Days
Hedge funds	32,340	—	Monthly	5-90 Days
Secondaries	9,076	20,520
Fund of funds	13,409	8,729
Senior mezzanine	8,758	9,218
Direct lending	6,837	1,802

Total Alternative Assets	$483,258	$412,780

*	Redemption option only applies to one infrastructure fund (Value = $7,045; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital account statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of two open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2017, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $4,787 and $6,393 for the years ended December 31, 2017 and 2016, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized realized gains of $59 and $258 for the years ended December 31, 2017 and 2016, respectively, associated with liquidations of the company’s interest in partnerships.

2017 Statutory Financial Statements	Page 21

($ in Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2017 and 2016 were as follows:

December 31,	2017	2016

LIHTC	$46,466	$58,552
Receivable for securities	5,539	4,022
Other invested assets-affiliated	504,088	443,560
Other invested assets-unaffiliated	1,381	1,381

Total other invested assets	$557,474	$507,515

Other invested assets, affiliated represents the Company’s investment in subsidiaries ISP, PMAM, PMAM’s Private Fund(s) and notes receivable held by the Company from JMS, a subsidiary of ISP. Refer to Note 11 for additional discussion on other invested assets, affiliated.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2017 and 2016. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2017 or 2016.

Commitments of $19,128 and $20,362 for the years ended December 31, 2017 and 2016, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 7 and 11 years and required holding periods for its LIHTC investments between 9 and 14 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2017	2016

Income:
Bonds and preferred stock	$480,627	$452,442
Common stocks — affiliated	—	5,300
Unaffiliated	6,530	9,575
Real estate	3,519	3,036
Policy loans	15,753	15,981
Alternative assets	60,696	47,659
Other invested assets	36,789	32,903
Other	11,726	1,845
Derivatives	(4,160)	3,839
IMR amortization	(12,145)	(4,091)

Total investment income	599,335	568,489

Expenses:
Surplus note interest	28,759	28,744
Depreciation of real estate	1,765	1,287
Other investment expenses	15,673	17,992

Total investment expenses	46,197	48,023

NET INVESTMENT INCOME	$553,138	$520,466

There was no nonadmitted accrued investment income at December 31, 2017 and 2016.

Included in the table above (Debt securities) is $3,712 of investment income attributable to securities disposed of as a result of a callable feature, spread over 57 securities.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

During 2017 and 2016, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2017			2016

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$473,864	$40,273	$5,099	$426,152	$55,749	$8,764
Preferred stock	—	—	—	4,950	—	71
Common stock	70,573	2,026	1,384	51,825	1,556	6,343

There was no nonadmitted accrued investment income at December 31, 2017 and 2016.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2017	2016

Realized capital gains	$36,091	$64,004
Less:
Amount transferred to IMR (net of related taxes of $(31,291) in 2017 and $(25,943) in 2016)	(519)	11,078
Income tax effect on realized capital gains	(31,291)	26,983

NET REALIZED CAPITAL GAINS	$67,901	$25,943

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR. The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2017 and 2016 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

2017
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,570	$1,481	N
89356BAB4	3,000	3,248	3,000	N
912810FD5	193	251	192	N
912810RA8	25,005	26,245	25,599	N
912810RL4	45,035	47,373	46,040	N
912810RR1	402,685	422,590	410,422	N
912810RW0	50,218	53,092	50,608	N

2016
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,582	$1,451	N
912810FD5	182	237	181	N
912828C99	51,317	52,223	51,785	N

2017 Statutory Financial Statements	Page 23

($ in Thousands)

Note 4.   RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2017	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	—	$—	—%
At book value less surrender charges	246,377	—	246,377	2%
At fair value	—	6,776,889	6,776,889	67%

Subtotal	246,377	6,776,889	7,023,266	69%

At book value — without adjustment	2,001,511	—	2,001,511	20%
Not subject to discretionary withdrawal	1,013,066	149,817	1,162,883	11%

Total annuity reserves and deposit liabilities gross	3,260,954	6,926,706	10,187,660	100%

Less: reinsurance ceded	(4,002)	—	(4,002)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,256,952	$6,926,706	$10,183,658

2016	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	324,973	—	324,973	4%
At fair value	—	6,145,775	6,145,775	64%

Subtotal	324,973	6,145,775	6,470,748	68%

At book value — without adjustment	1,628,409	—	1,628,409	17%
Not subject to discretionary withdrawal	1,319,846	141,936	1,461,782	15%

Total annuity reserves and deposit liabilities gross	3,273,228	6,287,711	9,560,939	100%

Less: reinsurance ceded	(4,296)	—	(4,296)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,268,932	$6,287,711	$9,556,643	—%

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2017	2016

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$226,168	$243,571
Policyholders’ reserves — individual annuities	2,166,093	2,207,355
Liabilities for deposit-type contracts	846,351	796,696
VACARVM reserves	18,340	21,310

Subtotal	3,256,952	3,268,932

Separate Account Annual Statement:
Annuities	6,926,674	6,287,681
Supplementary contracts with life contingencies	14	13
Other annuity contract-deposit-funds	18	17

Subtotal	6,926,706	6,287,711

TOTAL RESERVES	$10,183,658	$9,556,643

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2017 and 2016, the Company has recorded reserves of $350,848 and $300,363, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2017	2016

Account value	$6,985,083	$6,383,890
Net amount at risk	26,301	59,621

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2017:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,738	$222,764	$215,168
GMWB w/inflation	16,013	2,913,202	2,873,278
GMAB/GMWB	12,649	2,470,545	2,406,795
GMWB w/ DB	1,311	224,733	216,859

Total	31,711	$5,831,244	$5,712,100

The following table summarizes the account values for the different benefit types as of December 31, 2016:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,706	$192,907	$184,605
GMWB w/inflation	12,922	2,121,709	2,072,861
GMAB/GMWB	16,360	2,810,253	2,736,035
GMWB w/ DB	1,032	163,474	156,076

Total	32,020	$5,288,343	$5,149,577

2017 Statutory Financial Statements	Page 25

($ in Thousands)

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2017 and 2016, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $6,870,443 and $6,254,404, as of December 31, 2017 and 2016, respectively. During 2017 and 2016, there was no release of reserves as a result of the annual assumption review.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $7,873,429 and $7,155,006 at December 31, 2017 and 2016, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $156,146 and $147,602 at December 31, 2017 and 2016, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2017	2016

Premiums considerations and deposits	$330,116	$358,081
Reserves at December 31, at market value	7,890,645	7,145,135
Subject to discretionary withdrawal at market value	7,890,645	7,145,135

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2017	2016

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$330,116	$358,080
Transfers from separate accounts	(530,135)	(592,214)

Transfers as reported in the Statements of Income	$(200,019)	$(234,134)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2017	2016

Enhanced Deferred Individual Annuity	$6,500,100	$5,901,830
Single Life Variable Universal Life	687,429	605,533
Basic Deferred Individual Annuity	403,654	388,288
Joint Life Variable Universal Life	282,246	259,355
Deferred Group Annuity	156,146	147,602

Total	$8,029,575	$7,302,608

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $57,547 and $53,865 for the years ended December 31, 2017 and 2016, respectively and $202,964 for the four-year period between 2014 and 2017.

For the years ended December 31, 2017 and 2016, the general account of the Company has paid $778 and $808, respectively, towards separate account guarantees, and $4,213 cumulatively over the last five years.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are centrally cleared through an exchange.

For the year ended December 31, 2017, the Company did not have any derivative instruments designated and qualifying as hedging instruments. The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments for the year ended December 31, 2016. Derivative instruments with carrying values showing a gain are reported as admitted assets. Derivative instruments with carrying values showing a loss are reported in liabilities.

2017 Statutory Financial Statements	Page 27

($ in Thousands)

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,	2017						2016
		Notional Value	Fair Value		Carrying Value			Notional Value	Fair Value		Carrying Value
	Number		Gain	(Loss)	Gain	(Loss)	Number		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	—	$—	$—	$—	$—	$—	64	$1,981,354	$89,232	$—	$59,412	$—
Currency swaps	—	—	—	—	—	—	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—	1	50,000	—	(1,116)	—	—
Fair value hedges:
Interest rate swaps	—	—	—	—	—	—	2	45,000	—	(3,945)	—	—

Total designated and qualifying as hedges	—	$—	$—	$—	$—	$—	67	$2,076,354	$89,232	$(5,061)	$59,412	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,	2017				2016
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Credit default swaps	1	$5,000	$—	$(393)	1	$5,000	$—	$(518)
Equity futures	200	26,760	—	(50)	400	44,724	—	(105)
Equity options	6	491,720	2,686	(3,009)	8	431,620	5,360	(1,672)
Inflation swaps	2	125,000	—	(7,206)	2	125,000	—	(8,012)
Interest rate futures	13,900	3,400,776	555	(132)	2,600	357,451	1,084	(2,832)
Interest rate swaps	63	5,666,700	16,978	(100,409)	24	2,593,400	4,110	(82,650)
Swaptions	2	330,000	—	(1,076)	4	350,000	—	(1,945)
Total return swaps	32	2,506,347	74,184	(221,552)	15	657,628	—	(101,363)
Treasury forwards	3	102,000	1,166	(74)	3	115,712	—	(16,920)

Total not designated and not qualifying as hedges	14,209	$12,654,303	$95,569	$(333,901)	3,057	$4,680,535	$10,554	$(216,017)

The impact of derivative instruments reported on the Statements of Income for the years ended December 31, 2017 and 2016, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

For the Years Ended December 31,	2017			2016
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Benefits paid to policyholders and beneficiaries	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$—	$—	$78,855	$—	$—	$ (4,636)
Interest rate swaps	—	—	—	641	—	—
Currency swaps	—	—	—	61	3,124	—
Fair value hedges:
Interest rate swaps	—	—	—	(1,056)	—	—

Total qualifying hedges	$—	$—	$78,855	$(354)	$3,124	$(4,636)

1	Net investment gains/(losses) were transferred to the IMR.

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2017		2016
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Credit default swaps	$ (190)	$—	$(253)	$(2)
Equity options	—	15,691	—	(23,817)
Equity futures	—	12,076	—	668
Inflation swaps	(1,457)	—	(161)	—
Interest rate futures	—	(2,228)	—	3,086
Interest rate swaps	(9,060)	7,048	(698)	67,312
Swaptions	—	3,388	—	1,474
Total return swaps	6,547	(89,159)	5,305	(25,360)
Treasury forwards	—	(12,880)	—	9,245

Total nonqualifying hedges	$(4,160)	$(66,064)	$4,193	$32,606

1	$13,852 of the net investment gains/(losses) were transferred to the IMR for the year ended December 31, 2016, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

While effective, the valuation of the derivative follows the valuation of the hedged asset. The variable rate fixed income securities are carried at amortized cost. Amortized cost for the derivative is zero. Therefore, for an effective hedge, the derivative is not recorded on the balance sheet. If the hedge is no longer effective or if the hedging arrangement is discontinued, the derivative is accounted for at fair value and the change in fair value is recorded as unrealized gains or losses. At termination, the gain/(loss) on the derivative would be realized and tax-affected. The tax-affected amount is allocable to the IMR, because it is attributable to changes in interest rates and is on a derivative that was hedging a financial asset, and is amortized into income over the remaining life of the derivative.

During the year ended December 31, 2017, the Company elected to voluntarily discontinue hedge accounting for two interest rate swaps. One swap was used for a cash flow hedge of cash flows related to the variability of interest rate payments associated with holdings of 3-month LIBOR variable rate fixed income securities. The other swap had been designated as fair value hedges of changes in the market values of specific bonds in the corporate bond portfolio due to changes in interest rates. An additional interest rate swap the Company had designated for hedge accounting no longer qualified as an effective hedge.

As a result, the Company did not have any derivative instruments designated and qualifying for hedge accounting for the year ended December 31, 2017.

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These were designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

2017 Statutory Financial Statements	Page 29

($ in Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either derivative assets or derivative liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2017	2016

Credit default swaps	$125	$86
Equity futures	55	1,087
Equity options	(5,550)	21,493
Inflation swaps	806	3,455
Interest rate futures	2,170	90
Interest rate swaps	(4,890)	(37,969)
Swaptions	(486)	58
Total return swaps	(46,005)	(71,179)
Treasury forwards	18,013	(16,414)

Total	$(35,762)	$(99,293)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2017 and 2016, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2017 and 2016, the Company pledged collateral of $380,520 and $155,897, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

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($ in Thousands)

As of December 31, 2017 and 2016, the Company pledged collateral for futures contracts of $1,769 and $6,984, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 7.   FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a quarterly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and

2017 Statutory Financial Statements	Page 31

($ in Thousands)

reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2017, there were 2 debt securities carried at a fair value of 5,868 that were valued in this manner. As of December 31, 2016, there were no debt securities carried at fair value that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated internally using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain ABS that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain ABS priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced internally based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is internally priced utilizes less observable inputs. The specific natures of the inputs are evaluated on a security by security basis by our investment professionals; however, securities of this type are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC derivative market where fair value is determined based upon values received form counterparties are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. In order to validate reasonability of prices received by counterparties, prices are reviewed by our investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2017 Statutory Financial Statements	Page 33

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2017	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$287	$—	$287
Commercial MBS	—	—	3,660	3,660

Total Bonds	—	287	3,660	3,947
Common stock — unaffiliated	48,584	—	15,778	64,362
Derivatives
Futures	555	—	—	555
Interest rate swaps	—	16,978	—	16,978
Total return swaps	—	74,184	—	74,184
Equity options	—	2,686	—	2,686
Treasury Forward	—	1,166	—	1,166

Total derivatives	555	95,014	—	95,569

Total investments	49,139	95,301	19,438	163,878
Separate account assets (1)	8,029,575	—	—	8,029,575

Total assets	$8,078,714	$95,301	$19,438	$8,193,453

Liabilities:
Derivatives
Interest rate swaps	$—	$(100,409)	$—	$(100,409)
Credit default swaps	—	(393)	—	(393)
Futures	(182)	—	—	(182)
Equity options	—	(3,009)	—	(3,009)
Inflation swaps	—	(7,206)	—	(7,206)
Swaptions	—	(1,076)	—	(1,076)
Total return swaps	—	(221,552)	—	(221,552)
Treasury Forward	—	(74)	—	(74)

Total liabilities	$(182)	$(333,719)	$—	$(333,901)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2016	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$1,494	$—	$1,494
Commercial MBS	—	—	—	—
Asset-backed securities	—	—	1,514	1,514

Total Bonds	—	1,494	1,514	3,008
Redeemable preferred stock	—	—	7,544	7,544
Common stock — unaffiliated	70,070	—	13,589	83,659
Derivatives
Futures	1,084	—	—	1,084
Interest rate swaps	—	4,110	—	4,110
Equity options	—	5,360	—	5,360

Total derivatives	1,084	9,470	—	10,554

Total investments	71,154	10,964	22,647	104,765
Separate account assets (1)	7,302,608	—	—	7,302,608

Total assets	$7,373,762	$10,964	$22,647	$7,407,373

Liabilities:
Derivatives
Interest rate swaps	$—	$(82,650)	$—	$(82,650)
Credit default swaps	—	(518)	—	(518)
Futures	(2,937)	—	—	(2,937)
Equity options	—	(1,672)	—	(1,672)
Inflation swaps	—	(8,012)	—	(8,012)
Swaptions	—	(1,945)	—	(1,945)
Total return swaps	—	(101,363)	—	(101,363)
Treasury forwards	—	(16,920)	—	(16,920)

Total liabilities	$(2,937)	$(213,080)	$—	$(216,017)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

2017 Statutory Financial Statements	Page 35

($ in Thousands)

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

One asset received an NAIC 6 rating in 2017 due to a change in modeling breakpoints and is now carried at fair value in Level 3. One asset had the fair value increase above the amortized cost and is no longer carried at fair value as a Level 3.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2017 and 2016 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2017	$—	$1,514	$7,544	$13,589	$22,647
Transfers in	3,660	—	—	—	3,660
Transfers out	—	—	(7,544)	—	(7,544)
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	(37)	—	—	(37)
Surplus	—	113	—		113
Amortization/Accretion		—	—	—	—
Purchases/(Sales):
Purchases	—	—	—	12,189	12,189
(Sales)	—	(1,590)	—	(10,000)	(11,590)

Balance December 31, 2017	$3,660	$—	$—	$15,778	$19,438

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2016	$8,000	$1,579	$—	$20,484	$30,063
Transfers in	—	—	—	—	—
Transfers out	(4,194)	—	—	—	(4,194)
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(5,359)	15	(56)	—	(5,400)
Surplus	1,932	(8)	—	—	1,924
Amortization/Accretion	68	—	—	—	68
Purchases/(Sales):
Purchases	—	—	7,600	65	7,665
(Sales)	(447)	(72)	—	(6,960)	(7,479)

Balance December 31, 2016	$—	$1,514	$7,544	$13,589	$22,647

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2017:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted avg.

Assets:
Investments
Bonds
Commercial MBS	3,660	Property, appraisal and credit support	Not available	N/A

Common stock
Unaffiliated	11	Cost	Not available	N/A
FHLB Membership Stock	15,767	Set by issuer-FHLB-PGH(1)	Not available	N/A

Total investments	19,438

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2017	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,932,582	$9,209,554	$616,591	$9,136,146	$179,845
Redeemable preferred stock	116,660	112,008	67,404	39,388	9,868
Common stock-unaffiliated	64,362	64,362	48,584	—	15,778
Cash and short-term investments	299,313	299,313	299,313	—	—
Derivatives	95,569	95,569	555	95,014	—
Separate Account assets	8,029,575	8,029,575	8,029,575	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,434,677	$2,418,185	$—	$—	$2,434,677
Derivatives	333,901	333,901	182	333,719	—
Separate Account liabilities	8,029,575	8,029,575	8,029,575	—	—

2016	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,053,505	$8,629,523	$83,838	$8,814,309	$155,358
Redeemable preferred stock	107,639	107,952	60,621	37,537	9,481
Common stock-unaffiliated	83,659	83,659	70,070	—	13,589
Cash and short-term investments	213,173	213,173	213,173	—	—
Derivatives	99,785	69,966	1,084	98,701	—
Separate Account assets	7,302,608	7,302,608	7,302,608	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,216	$2,458,512	$—	$—	$2,474,216
Derivatives	221,078	216,017	2,937	218,141	—
Separate Account liabilities	7,302,608	7,302,608	7,302,608	—	—

2017 Statutory Financial Statements	Page 37

($ in Thousands)

During 2017, securities totaling $6,503 were transferred from Level 2 to Level 3 primarily due to internal estimates using significant unobservable estimates, as well as securities no longer being priced by an independent service using observable inputs and broker quotes. During 2017, securities with a fair value totaling $20,069 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

During 2016, securities with a fair value totaling $616,717 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

Note 8.   BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and advisers, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, advisers, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus. To hedge against volatility for the investment earnings credited, the Company has purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$176,512	$172,191	$19,152	$22,023
Service cost	—	—	339	401
Interest cost	7,193	7,520	698	790
Actuarial loss/(gain)	11,690	6,136	(633)	(2,756)
Benefits paid	(10,075)	(9,335)	(1,170)	(1,306)

Projected benefit obligation at end of year	$185,320	$176,512	$18,386	$19,152

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The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Discount rate(1)	3.60%	4.20%	3.60%	4.00%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2017 discount rates are 3.44%, 3.38%, and 2.73% for the various Penn Mutual Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2017		2016
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.10%	7.60%	6.90%	8.10%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

PLAN ASSETS   The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2017	2016	2017	2016

Change in plan assets:
Fair value of plans assets at beginning of year	$178,248	$174,859	$—	$—
Actual return on plan assets	22,260	10,118	—	—
Employer contribution	3,021	2,606	1,170	1,306
Benefits paid	(10,075)	(9,335)	(1,170)	(1,306)

Fair value of plan assets at end of year	$193,454	$178,248	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with Penn Mutual. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. During 2017, the qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

2017 Statutory Financial Statements	Page 39

($ in Thousands)

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2017:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$94,280	$—	$—	$94,280
Bond funds	47,556	43,641	—	91,197
Money market funds	7,977	—	—	7,977

Total	$149,813	$43,641	$—	$193,454

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2016:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$85,744	$—	$—	$85,744
Bond funds	49,020	36,315	—	85,335
Money market funds	7,169	—	—	7,169

Total	$141,933	$36,315	$—	$178,248

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2017 and 2016 was a 40%-60%/ 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2017 and 2016 are as follows:

	2018 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2017	2016

Equity funds	50.0%	48.8%	48.1%
Bond funds	50.0%	47.1%	47.9%
Money market funds	—%	4.1%	4.0%

Total	100%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2017 and 2016 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Benefit obligation	$(185,320)	$(176,512)	$(18,386)	$(19,152)
Fair value of plan assets	193,454	178,248	—	—

Funded Status	$8,134	$1,736	$(18,386)	$(19,152)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Prepaid pension asset (nonadmitted)	$35,571	$28,795	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(27,437)	(27,059)	(18,386)	(19,152)

	8,134	1,736	(18,386)	(19,152)
Unrecognized transition liability	—	—	—	—

Funded Status	$8,134	$1,736	$(18,386)	$(19,152)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2017	2016	2017	2016

Projected benefit obligation	$(157,883)	$(149,453)	$(27,437)	$(27,059)
Fair value of plan assets	193,454	178,248	-—	—

Funded Status	$35,571	$28,795	$(27,437)	$(27,059)

Accumulated benefit obligation	$(157,883)	$(149,453)	$(27,437)	$(27,059)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Unrecognized prior service cost	$—	$—	$1,757	$1,756
Unrecognized actuarial (gain)/loss	39,848	39,173	(2,493)	(1,962)

Total	$39,848	$39,173	$(736)	$(206)

2017 Statutory Financial Statements	Page 41

($ in Thousands)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2017 and 2016, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2017	2016	2017	2016

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$39,173	$31,778	$(206)	$2,549
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	1	1
Net actuarial loss/(gain) arising during the period	1,653	8,014	(634)	(2,756)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(978)	(619)	103	—

Items not yet recognized as a component of net periodic benefit cost — current year	$39,848	$39,173	$(736)	$(206)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2018 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net (gain)/loss	1,004	(103)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Service cost	$—	$—	$339	$401
Interest cost	7,194	7,520	698	790
Expected return on plan assets	(12,225)	(11,996)	—	—
Amortization of prior service cost/(credit)	—	—	(1)	(1)
Amortization of actuarial losses/(gains)	978	619	(103)	—

Total net periodic benefit (credit)/cost	$(4,053)	$(3,857)	$933	$1,190

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Discount rate	4.20%	4.50%	4.00%	4.20%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

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($ in Thousands)

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2017		2016
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.90%	8.10%	7.25%	7.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$60	$(52)
Impact of postretirement benefit obligation	916	(817)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2017	2016	2017	2016

Employer Contributions	$3,004	$2,606	$1,170	$1,306
Benefits Paid	$(10,075)	$(9,335)	$(1,170)	$(1,306)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2018, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $10,337 and $1,417, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2017 and 2016. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2018	$10,337	$1,417
2019	10,604	1,415
2020	10,766	1,410
2021	10,877	1,405
2022	10,957	1,399
Years 2023-2027	55,085	6,454

Total	$108,626	$13,500

2017 Statutory Financial Statements	Page 43

($ in Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time advisers. For two plans, designated contributions of up to 4 or 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time advisers. For the years ended December 31, 2017, and 2016, the expense recognized for these plans was $6,782 and $6,807, respectively.

Note 9.  FEDERAL INCOME TAXES

On December 22, 2017, the U.S. government enacted new tax legislation. The legislation makes broad and complex changes to the U.S. tax code and accordingly it will take time to assess and interpret the changes. Given the timing of the enactment date and impact of the legislation, the SEC issued Staff Accounting Bulletin (“SAB”) 118, with similar provisions extended by the FASB staff for non-public companies. SAB 118 provisions allow registrants to implement elements of tax reform under three scenarios:

1.	Measurement of certain income tax effects are complete in accordance with the new tax law.

2.	Measurement of certain income tax effects can be reasonably estimated (also referred to as “provisional” amounts).

3.	Measurement of certain income tax effects cannot be reasonably estimated.

SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. If a company discloses elements of tax reform under scenario 2 or 3 and new information or further analysis is needed which results in a revised estimate, the revision will be considered a change in estimate recorded in the period identified rather than an error during this one year relief period.

The NAIC’s SAP Working Group adopted INT 18-01: Updated Tax Estimates Under the Tax Cuts and Jobs Act, that adopts similar concepts related to “complete” and “incomplete” estimates and those for which a reasonable estimate cannot be determined. It also provides a limited time exception to SSAP 9, Subsequent events, which allows companies not to adjust the audited statutory statements when there is a change in estimate of year-end 2017 amounts after the annual statement has been filed up to one year from enactment. In addition, INT 18-01 provides guidance on allocating the remeasurement of DTAs and DTLs due to the change in the tax rate to three components of surplus: change in net unrealized capital gain/loss, change in net deferred income tax, and change in nonadmitted assets.

The company has adopted the provisions of INT 18-01 for the year ended December 31, 2017. Based on a preliminary understanding of the new legislation, the Company recorded a provisional charge of $117,352, after-tax, for the estimated impact of U.S. Tax Reform on policyholder liabilities and net deferred tax assets, including the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance regulations which limits the deductibility of reserves for U.S. federal income tax purposes. This provisional charge may change materially in the future, following a more comprehensive review of the legislation, including changes in interpretations and tax assumptions made in the valuation of policy liabilities as well as implementation of and guidance from the Internal Revenue Service and other bodies, and as a result of any future changes or amendments to that legislation.

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2017 and 2016.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of

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($ in Thousands)

reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company has not recorded a valuation allowance as of December 31, 2017 and 2016.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2017			2016

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$358,295	$55,719	$414,014	$446,195	$85,635	$531,830

Adjusted gross deferred tax assets	358,295	55,719	414,014	446,195	85,635	531,830
Adjusted gross deferred tax assets nonadmitted	(28,298)	(21,167)	(49,465)	(127,156)	(26,095)	(153,251)

Subtotal — admitted adjusted deferred tax asset	329,997	34,552	364,549	319,039	59,540	378,579
Gross deferred tax liabilities	(128,222)	(18,259)	(146,481)	(123,336)	(30,834)	(154,170)

Net admitted deferred tax asset	$201,775	$16,293	$218,068	$195,703	$28,706	$224,409

Description	Changes during 2017

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$(87,900)	$(29,916)	$(117,816)

Adjusted gross deferred tax assets	(87,900)	(29,916)	(117,816)
Adjusted gross deferred tax asset nonadmitted	98,858	4,928	103,786

Subtotal — admitted adjusted deferred tax asset	10,958	(24,988)	(14,030)
Gross deferred tax (liability)/asset	(4,886)	12,575	7,527
Net admitted deferred tax asset	$6,072	$(12,413)	$(6,503)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2017			2016

	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$201,775	$16,293	$218,068	$195,703	$28,706	$224,409
1. Adjusted gross DTA expected to be realized following the balance sheet date	201,775	16,293	218,068	258,612	28,708	287,320
2. Adjusted gross DTA allowed per limitation threshold	—	—	219,143			224,409
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	128,222	18,259	146,481	123,336	30,834	154,170

DTA admitted as the result of application of SSAP No.101	$329,997	$34,552	$364,549	$319,039	$59,540	$378,579

2017 Statutory Financial Statements	Page 45

($ in Thousands)

Description	Changes during 2017

	Ordinary	Capital	Total
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	$6,072	$(12,413)	$(6,341)
1. Adjusted gross DTA expected to be realized following the balance sheet date	(56,837)	(12,415)	(69,252)
2. Adjusted gross DTA allowed per limitation threshold	—	—	5,266
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	4,886	(12,575)	(7,689)

DTA admitted as the result of application of SSAP No. 101	$10,958	$(24,988)	$(14,030)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2017	2016

Ratio percentage used to determine recovery period and threshold limitation amount	495%	537%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,697,501	$1,694,373

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

Adjusted gross DTA’s

Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies

December 31, 2017			December 31, 2016			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
17%	100%	30%	61%	96%	66%	(44)%	—%	(36%)

Net admitted DTA’s

Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies

December 31, 2017			December 31, 2016			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
17%	100%	24%	70%	100%	74%	(53)%	—%	(50%)

The Company’s tax planning strategies include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2017	2016

Current federal income tax expense/(benefit)	$(87,848)	$(31,661)

Federal income tax (benefit)/expense	(87,848)	(31,661)
Income tax effect on realized capital gains/(losses)	31,291	26,983

Federal and foreign income taxes incurred	$(56,557)	$(4,678)

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2017	2016	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$81,602	$48,140	$33,462
DAC	71,219	111,111	(39,892)
Dividend to policyholders	14,700	20,300	(5,600)
Deferred compensation	23,384	36,610	(13,226)
Nonadmitted assets	12,773	18,083	(5,310)
AMT credits	1,913	2,000	(87)
LIHTC credits	51,396	40,874	10,522
NOL Carryforward	40,190	72,922	(32,732)
Reinsurance transaction	1,956	6,188	(4,232)
Coinsurance transaction	6,343	10,571	(4,228)
PML Reserve Financing	36,343	60,572	(24,229)
PML Reinsurance	12,911	—	12,911
Other — ordinary	3,565	18,824	(15,259)

Subtotal — Gross ordinary DTAs	358,295	446,195	(87,900)
Nonadmitted ordinary DTAs	(28,298)	(127,156)	98,858

Admitted ordinary DTAs	329,997	319,039	10,958

Capital:
Net unrealized capital losses	37,469	56,927	(19,458)
OTTI on Investments	16,293	28,708	(12,415)
Other — Capital	1,957	—	1,957

Gross capital DTAs	55,719	85,635	(29,916)
Nonadmitted capital DTAs	(21,167)	(26,095)	4,928

Admitted capital DTAs	34,552	59,540	(24,988)

Admitted DTAs	364,549	378,579	(14,030)

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(68,330)	(111,834)	43,504
Future Policy Benefits — 8 year spread	(53,078)	—	(53,078)
Other	(6,814)	(11,502)	4,688

Ordinary DTLs	(128,222)	(123,336)	(4,886)

Capital:
Alternative asset investments	(18,259)	(30,834)	12,575

Capital DTLs	(18,259)	(30,834)	12,575

DTLs	(146,481)	(154,170)	7,689

Net deferred tax asset	$218,068	$224,409	$(6,341)

2017 Statutory Financial Statements	Page 47

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2017	2016	Change

Total deferred tax assets	$414,014	$531,830	$(117,816)
Total deferred tax liabilities	(146,481)	(154,170)	7,689

Net deferred tax asset	267,533	377,660	(110,127)

	267,533	377,660
Tax effect of net unrealized gains/(losses)			19,466
Tax effect of postretirement liability			(45)

Change in net deferred income tax			$(90,706)

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2017 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(96,525)	$(33,784)	35.00%
Income from affiliates	(36,455)	(12,759)	13.22%
Separate account dividend received deduction	(35,836)	(12,542)	12.99%
LIHTC	0	(10,494)	10.87%
Executive benefits	(10,940)	(3,829)	3.97%
IMR tax adjustment	12,145	4,251	-4.40%
Dividends received deduction	(5,735)	(2,007)	2.08%
Tax Reform Impact	335,291	117,352	-121.58%
Other	(34,397)	(12,039)	12.47%

Total	$127,548	$34,149	-35.38%

Federal income taxes incurred		$(56,557)	58.59%
Change in net deferred income tax		90,706	-93.97%

Total Statutory Taxes		$34,149	-35.38%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, (3) low income housing tax credits, and (4) impact of tax reform.

At December 31, 2017, the Company had $191,383 of net operating loss carryforwards available that will begin to expire in 2027. In addition, the Company had LIHTC available of $51,396 that will expire starting in 2030.

At December 31, 2017, the Company had $1,913 Alternative Minimum Tax (“AMT”) credit carryforwards with no expiration.

There was no income tax expense for 2017, 2016 and 2015 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Longevity Insurance Company, Inc.

Tax years 2014 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2017 and 2016, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2017:
Premium and annuity considerations	$1,816,358	$7,624	$993,383	$830,599
Reserves and funds for payment of insurance and annuity benefits	11,591,730	3,453	2,709,510	8,885,673

December 31, 2016:
Premium and annuity considerations	$1,880,224	$84,731	$695,947	$1,269,008
Reserves and funds for payment of insurance and annuity benefits	10,540,803	41,979	2,154,624	8,428,158

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, and amended October 1, 2017, to coinsure an existing block of whole life policies issued from 1995 through 2014 on a 20% quota share basis. The agreement generated an after-tax gain of $61,750, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized $269 of this gain for the year ended December 31, 2017. The unamortized amount of the gain from this agreement was $61,481 as of December 31, 2017. The ceded reserves related to this agreement totaled $177,533 and the funds withheld liability was $82,533 as of December 31, 2017. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2017 and 2016, the Company had a related reserve credit of $198,591 and $209,499, respectively, which was secured by investment grade securities with a market value of $231,050 and $216,829, respectively, held in trust.

2017 Statutory Financial Statements	Page 49

($ in Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2017 and 2016. The unamortized amount of the gain from this coinsurance agreement was $30,200 as of December 31, 2017 and 2016, respectively.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2017		2016
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(43,022)	$(1,125,131)	$(47,429)	$(1,037,921)
IUL Inforce	PIA	(64,244)	(305,859)	(72,135)	(238,910)
Coinsurance	PIA	(176,887)	(715,600)	(176,493)	(551,859)
IUL	PIA	0	0	77,424	38,712
YRT — Over retention	PIA	2,519	323	2,308	272

Total		$(281,634)	$(2,146,267)	$(216,325)	$(1,789,706)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer.

The table below highlights the support for the Company reserve credit relating to its agreement with PIA, as well as the unamortized gain from the 2014 inforce transaction as of December 31:

	2017	2016

Reserve Credit	$1,125,131	$1,037,921
Assets supporting reserve:
Primary Assets	766,822	707,302
Other Assets — PIAre I	358,309	330,619
Unamortized initial gain	$173,062	$173,062

IUL Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company ceded 100% of the risk, net of inuring reinsurance. The Company transferred $113,021 of reserves and $81,000 in securities, and received $32,021 in ceding commission. The after-tax gain of $20,814 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized amortization of $8,402 and $3,100 related to this gain for the years ended December 31, 2017 and 2016. The unamortized gain related to this agreement was $9,312 and $17,714 as of December 31, 2017 and 2016, respectively.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

IUL  The Company assumes the equity risk associated with PIA’s Indexed UL products on a YRT basis. The Company no longer accepts index account segments with buy dates after December 31, 2016.

Page 50	The Penn Mutual Life Insurance Company

($ in Thousands)

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

Note 11.   RELATED PARTIES

The Company entered into revolving loan agreements with JMS.

Effective Date	Maturity Date	Maximum Amount	Interest Rate

March 2009	March 2028	$65,000	Market Based at time of draw
January 2010	January 2029	50,000	Market Based at time of draw
January 2013	January 2033	80,000	3-Month Libor +250bps
September 2016	September 2036	100,000	3-Month Libor +250bps

The Company recorded $11,838 and $11,349 in interest income on these notes for the years ended December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, the Company had outstanding principle receivables from JMS of $195,000 and $165,000 and interest receivables of $3,162 and $2,879, respectively, relating to these agreements.

On December 31, 2016, the Company acquired Vantis, a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was $2,140 and $0 amortization of goodwill in 2017 and 2016, respectively.

In 2017, the Company invested in Credit Ops. The Company’s investment in Credit Ops at December 31, 2017 of $51,552 represents a majority ownership of the fund and is therefore considered to be an affiliate.

The Company’s investment in GUBF at December 31, 2017 and 2016 of $86,923 and $91,510, respectively, represents a majority ownership of the fund and is therefore considered to be an affiliate.

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investment in SCA entities, segregated by line item classification within the Statements of Income:

December 31			2017				2016

	%	Gross	Nonadmitted	Net Admitted	%	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIA	100%	$431,547	$—	$431,547	100%	$393,919	$—	$393,919
HTK	100%	7,536	—	7,536	100%	8,681	—	8,681
Vantis	100%	64,866	—	64,866	100%	75,779	—	75,779

Subtotal		503,949	—	503,949		478,379	—	478,379
Other invested assets:
ISP	95.79%	175,452	(13,275)	162,177	95.78%	200,325	(13,274)	187,051
PMAM	100%	8,436	—	8,436	100%	2,079	(2,079)	—

Subtotal		183,888	(13,275)	170,613		202,404	(15,353)	187,051

Total		$687,837	$(13,275)	$674,562		$680,783	$(15,353)	$665,430

The Company files the non-insurance company SCA, HTK, with the NAIC SVO. The most recent filing was the Sub-2 filing in May 2017. The NAIC Valuation method for this SCA was 8b(iii) and no resubmissions were required. The Company has received a rating equivalent to an NAIC 1 for the notes receivable from JMS.

2017 Statutory Financial Statements	Page 51

($ in Thousands)

The Company’s unconsolidated subsidiaries had combined assets of $9,144,358 and $8,287,070 and combined liabilities of $8,468,180 and $7,618,988 as of December 31, 2017 and 2016, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $60,794 and $62,929 and other intangible assets of $150 and $234 at December 31, 2017 and 2016, respectively.

The Company made capital contributions in the form of cash to ISP in the amount of $800 and $250 and to PIA in the amount of $30,000 and $0, during 2017 and 2016, respectively.

The Company had return of capital of $20,000 from ISP in 2017. JMS drew down $30,000 in additional subdebt in 2017.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2017 and 2016, the total expenses incurred by subsidiaries under these agreements were $75,340 and $36,136, respectively. The amount due to the Company was $20,710 and $12,760 at December 31, 2017 and December 31, 2016, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $6,492 and $5,974 for 2017 and 2016, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

During 2017, further developments occurred in the class action lawsuit against Penn Mutual in which complainants argued that insurance company law imposes an upper limit on the amount of surplus that Pennsylvania-domiciled mutual life insurance companies (such as Penn Mutual) may maintain and it requires the distribution to participating policyholders by policy dividend of any surplus held by Penn Mutual that exceeds the surplus limit under the law. Complainants further allege that Penn Mutual failed to pay dividends owed under their interpretation. Penn Mutual denies Complainant’s allegations. While the case is not yet concluded, the parties’ settlement of the action was approved by the Court in late 2017. Given the developments in the case after year-end 2016, a $26,000 liability has been recorded in 2017 for terminal dividends in Dividend payable to policyholders in the following year. Related expenses of $12,800 have been recognized in Other expenses.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2017 and 2016 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into an agreement in 2013 to sell and subsequently leaseback certain assets. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease term, the Company has the option to return the equipment, purchase it at fair value or extend the lease. The Company has also entered into other leases, primarily for field offices.

Page 52	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2017 future minimum payments under noncancellable leases are as follows:

For the year ending:

2018	12,123
2019	10,575
2020	9,350
2021	7,683
2022	6,161
Thereafter	14,170

Rent expense was $18,904 and $18,194 as of December 31, 2017 and 2016, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2017, the Company had outstanding commitments totaling $522,889 relating to these investment activities. The fair value of these commitments approximates the face amount.

PIA has provided a guaranty to maintain Longevity’s authorized control level RBC ratio at a minimum of 400%, up to a maximum exposure of $250,000. PML has agreed to limit PIA’s exposure under the guaranty to $50,000, resulting in a maximum exposure to PML of $200,000. As of December 31, 2017, Penn Mutual has not recognized any loss contingencies related to this guaranty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies, and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During a period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2017 or 2016 as a result of the low interest rate environment.

2017 Statutory Financial Statements	Page 53

($ in Thousands)

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2017 and 2016.

Note 14.  SUBSEQUENT EVENTS

The Company made a $30,000 capital contribution to PIA on January 31, 2018.

The Company has evaluated events subsequent to December 31, 2017 and through the financial statement issuance date of February 16, 2018 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 54	The Penn Mutual Life Insurance Company

PennMutual®
Our Noble Purpose
Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.
© 2018 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8440
05/18

Part C

Other Information

Item 26: Exhibits

(a)(1)

Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing Penn Mutual Variable Life Account I (the “Registrant”). Incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(a)(2)

Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments of the Registrant. Incorporated herein by reference to Exhibit A(1)(b) to
Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(b)	Not applicable.

(c)(1)

Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(2)

Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(3)

Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(c)(4)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(5)

Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1999 (EDGAR Accession No. 0001036050-98-002055).

(c)(6)

Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(1)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (VU-90(S)). Incorporated herein by reference to Exhibit A5(a) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

1

(d)(2)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Sex distinct) (VU-99(S)). Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(3)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) (VU-99(U)). Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(4)

Additional Insured Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(5)

Children’s Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(6)

Accidental Death Benefit Agreement Rider. Incorporated herein by reference to Exhibit A5(d) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(7)

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement Rider. Incorporated herein by reference to Exhibit A5(e) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(8)

Disability Waiver of Monthly Deduction Agreement Rider. Incorporated herein by reference to Exhibit A5(f) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(9)

Guaranteed Continuation of Policy Agreement Rider. Incorporated herein by reference to Exhibit A5(g) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(10)

Guaranteed Option to Increase Specified Amount Agreement Rider. Incorporated herein by reference to Exhibit A5(h) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(11)

Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(i) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(12)

Flexible Premium Adjustable Variable Life Insurance Policy (revised) (VU-94(S)). Incorporated herein by reference to Exhibit A5(j) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(13)

Flexible Periodic Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(k) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(14)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(n) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

2

(d)(15)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(o) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(16)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(p) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(17)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(q) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(18)

Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A5(r) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(19)

Endorsement — Business Accounting Benefit (1707-01). Incorporated herein by reference to Exhibit A5(s) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(20)

Endorsement — Cost of Insurance. Incorporated herein by reference to Exhibit A5(t) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(21)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(S)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(u) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(22)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(U)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(v) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(23)

Rider Supplemental Term Insurance Agreement (SLT – 01(S)). Incorporated herein by reference to Exhibit A(5)(w) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 EDGAR Accession No. 0000950116-01-000034).

(d)(24)

Rider Supplemental Term Insurance Agreement (SLT – 01(U)). Incorporated herein by reference to Exhibit A(5)(w) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(25)

Overloan Protection Benefit Agreement. Incorporated herein by reference to Exhibit (d)(25) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 29, 2005 (EDGAR Accession No. 0000950116-05-001570).

(d)(26)

Optional Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit (d)(26) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

(d)(27)

Accelerated Death Benefit Agreement. Incorporated herein by reference to Exhibit (d)(27) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

3

(e)(1)

Application Form for Flexible Premium Adjustable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(2)

Supplemental Application Form for Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(f)(1)

Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)(2)

By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-177543), as filed with the SEC on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(g)	Not Applicable.

(h)(1)

Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(i)	Not applicable.

(j)	Not applicable.

(k)

Opinion and consent of Franklin L. Best, Jr. Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance Company, dated April 16, 2001, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 18, 2001 (EDGAR Accession No. 0000950116-01-000677).

(l)	Not applicable.

(m)	Not applicable.

(n)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(n)(2)	Consent of counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)

Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 25, 2005 (EDGAR Accession No. 0000950116-05-001570).

(r)(1)

Powers of Attorney for Messrs. Cook, Santomero, Notebaert, Rock, Chappell and Mmes. Carter and Lillie. Incorporated herein by reference to Exhibit (r) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 25, 2012 (EDGAR Accession No. 0001193125-12-182449).

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(r)(2)

Power of Attorney of Ms. Pudlin. Incorporated herein by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(r)(3)

Power of Attorney of Ms. Waring dated April 4, 2014. Incorporated herein by reference to Exhibit (r)(3) to the Registrant’s Registration Statement on From N-6 (File No. 33-54662), as filed with the SEC on April 18, 2014 (EDGAR Accession No. 0001193125-14-149074).

(r)(4)

Power of Attorney of Mr. Hunt dated April 3, 2017. Incorporated herein by reference to Exhibit (r)(4) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 18, 2017 (EDGAR Accession No. 0001193125-17-126963).

Item 27: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer

David O’Malley	President and Chief Operating Officer

Kevin T. Reynolds	Senior Vice President, Human Resoures and Chief Legal Officer

Susan T. Deakins	Executive Vice President, Chief Financial Officer, and Treasurer

Joan P. Carter	Trustee of Penn Mutual

Robert E. Chappell	Trustee of Penn Mutual

William R. Cook	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

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Item 28: Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance	Connecticut

Vantis Life Insurance Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Vantis Life Insurance Company of New York (a NY Corporation)	Life Insurance	New York

*	Independence Square Properties, LLC is 95.79% owned by Penn Mutual and 4.21% owned by The Penn Insurance and Annuity Company

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

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Corporation	Principal Business	State of Incorporation

Dresher Run I, LLC	Holding Company	Delaware
Longevity Insurance Company, Inc.	Life Insurer	Texas

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 29. Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III filed April 13, 2012 (File No. 333-177543).

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Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Penn Mutual Variable Life Account I. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. — Directors and Officers*

Timothy N. Donahue	President, Chief Executive Officer and Director
Thomas H. Harris	Chairman and Director
Susan T. Deakins	Director
Kevin T. Reynolds	Director
Greg J. Driscoll	Senior Vice President, Chief Information Officer
David Raszeja	Vice President, Chief Ethics and Risk Officer
Michael W. Williams	Assistant Vice President, Distribution
Robert Kaehler	Chief Compliance Officer
Franklin L. Best, Jr.	Counsel and Secretary
Charles Ingulli	Treasurer and Controller
Christopher G. Jahn	Auditor
Jessica Swarr	Tax Director

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received by Each Principal Underwriter during the last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$3,688	$0	$0	$0

Item 31: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

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Item 32: Management Services

Not applicable.

Item 33: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 37 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 16th day of April, 2018.

PENN MUTUAL VARIABLE LIFE ACCOUNT I (Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 37 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 16th day of April, 2018.

Signature	Title

/s/ Eileen C. McDonnell	Chairman and Chief Executive Officer
Eileen C. McDonnell

/s/ David O’Malley	President
David O’Malley	and Chief Operating Officer

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*JAMES S. HUNT	Trustee

*By /s/ Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

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Exhibit Index

Exhibit No.	Exhibit

EX-99.(N)(1)	Consent of PricewaterhouseCoopers LLP

EX-99.(N)(2)	Consent of Morgan, Lewis & Bockius LLP

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